As filed with the U.S. Securities and Exchange Commission on April 20, 2020

File No. 333-69386; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT of 1940

Amendment No. 141	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE

COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Victoria Robinson

Senior Vice President, Chief Ethics and Compliance Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Title of Securities Being Registered: Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

Penn Mutual

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2020

PennFreedom Variable Annuity

May 1, 2020

PROSPECTUS — MAY 1, 2020

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments

PENN FREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

PO Box 178 Philadelphia, Pennsylvania 19105 • Telephone (800) 523-0650

INTERNET DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the annual and semi-annual shareholder reports for the Penn Series Funds, Inc. (the “Funds”) available under your variable annuity or variable life insurance contract will no longer be sent by mail unless you specifically request paper copies of the reports from The Penn Mutual Life Insurance Company or The Penn Insurance and Annuity Company, as applicable, or your financial intermediary. Instead, the reports will be made available on our website at www.pennmutual.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper and free of charge. You can contact us at (800) 523-0650 or contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds available under your insurance contract.

OVERVIEW

This prospectus describes an individual variable and fixed annuity contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page);
•

has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest which will vary, but will never be less than a guaranteed minimum rate (guaranteed rate is determined at the issue of the Contract and stays the same for the life of the Contract, the guaranteed rate is 3% for contracts purchased prior to November 17, 2011);

•	is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out;
•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime;
•	offers enhanced guaranteed minimum death benefit options;
•	offers an estate enhancement death benefit option;
•	offers death benefit enhancement rider options;
•	offers an optional guaranteed minimum accumulation benefit rider;
•	offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider;
•	offers a growth and income advantage benefit rider; and
•	offers a purchasing power protector benefit rider with an adjustment for changes in the inflation rate.

The Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2, you may pay a 10% additional income tax. The Contract is not a bank deposit and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency.

You may return your Contract within ten days of receipt for a refund in accordance with applicable state law (you may have longer than ten days to obtain a refund in some states). Your purchase payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply mail the contract to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information (“SAI”), dated May 1, 2020, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request - CNN, PO Box 178, Philadelphia, Pennsylvania 19105 or by visiting our web site at www.pennmutual.com or you can call us at (800) 523-0650. The SAI contains more information about the Contract. The SAI filed with the Commission, and we incorporate the SAI by reference into this prospectus. The table of contents of the SAI is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying Funds through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	Alliance Bernstein, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Janus Capital Management LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

A prospectus for these Funds accompanies this prospectus.

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first purchase payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Actual:  True calendar age in exact years (including fractions).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant: The person during whose life annuity payments are made.

Annuity Date:  The date on which annuity payments start.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit:  A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract: The combination variable and fixed annuity contract described in this prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date. All values determined on a Contract Anniversary are based on the next close of regular trading on the NYSE. To the extent the Contract Anniversary falls on a date other than a business day any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.

Contract Date:  The date the Contract is issued.

Contract Owner:  The person specified in the Contract as the Contract Owner.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Each twelve-month period following the contract date.

Dollar Cost Averaging Accounts:  The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Account Value:  The value of amounts held under the Contract in all fixed interest accounts.

Fund:  An open-end management investment company registered with the Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

NYSE:  New York Stock Exchange.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of a corresponding Fund.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the NYSE is open for trading.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:   A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	8% of purchase payments withdrawn(a)

Transfer Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40(b)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.30%
Asset Based Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without riders)	1.45%
Contract Rider Charges (Optional)
Enhanced Guaranteed Minimum Step-Up Death Benefit Rider	0.25%(c)(d)
Enhanced Guaranteed Minimum Rising-Floor Death Benefit Rider	0.35%
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%(e)
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%(f)
Estate Enhancement Death Benefit Rider (for Annuitants Ages 71 to 80)	0.60%(g)
Guaranteed Minimum Accumulation Benefit Rider	1.00%(h)
Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)	1.00%(i)
Growth and Income Advantage Benefit Rider	1.00%(j)
Purchasing Power Protector Benefit Rider	1.25%(k)
Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)	3.05%(l)

Optional Death Benefit Enhancement Riders(m)	Monthly Charge Per $1,000 Benefit
	Minimum	Maximum
	$0.208	$17.292

(a)

The charge decreases each year to zero in the fifth contract year as follows: first contract year — 8%; second contract year — 7%; third contract year — 6%; fourth contract year — 5%; fifth contract year and thereafter — 0%. See What Charges Do I Pay? in this prospectus.

(b)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.
(c)	The current annual charge for this rider is 0.20% and may not be increased beyond the maximum of 0.25%.
(d)	This rider is not available on Contracts issued after November 1, 2002.
(e)	The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.
(f)	The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.
(g)	The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.
(h)	The current annual charge for this rider is 0.60% and may not be increased beyond the maximum of 1.00%.
(i)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(j)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(k)

The current annual charge for this rider is 1.15% for a single life guarantee and 1.25% for a joint life guarantee assessed as a percent of the Withdrawal Base, and neither may be increased beyond the maximum of 1.25%.

(l)

This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.45% and 3.05%, depending on whether you choose optional riders and which rider(s) you choose to purchase. You may purchase only one of the enhanced guaranteed minimum death benefit riders.

(m)

A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See What Charges Do I Pay? in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.29%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture	Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.26%	0.01%	0.60%	(2)	0.00%	0.60%	(2)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%	0.70%		0.74%
Quality Bond	0.45%	0.22%	0.00	0.67%		0.00%	0.67%		0.73%
High Yield Bond	0.46%	0.25%	0.01%	0.72%	(2)	0.00%	0.72%	(2)	0.92%
Flexibly Managed	0.69%	0.19%	0.00%	0.88%		0.00%	0.88%		0.94%
Balanced	0.00%	0.20%	0.48%	0.68%	(2)	0.00%	0.68%	(2)	0.79%
Large Growth Stock	0.71%	0.24%	0.00%	0.95%		0.00%	0.95%		1.02%
Large Cap Growth	0.55%	0.33%	0.00%	0.88%		0.00%	0.88%		0.89%
Large Core Growth	0.60%	0.26%	0.00%	0.86%		0.00%	0.86%		0.90%
Large Cap Value	0.67%	0.24%	0.02%	0.93%	(2)	0.00%	0.93%	(2)	0.96%
Large Core Value	0.67%	0.24%	0.00%	0.91%		0.00%	0.91%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%	0.36%		0.42%
Mid Cap Growth	0.70%	0.26%	0.00%	0.96%		0.00%	0.96%		1.00%
Mid Cap Value	0.55%	0.25%	0.00%	0.80%		0.00%	0.80%		0.83%
Mid Core Value	0.69%	0.34%	0.01%	1.04%	(2) (3)	0.00%	1.04%	(2)	1.11%
SMID Cap Growth	0.75%	0.29%	0.01%	1.05%	(2)	0.00%	1.05%	(2)	1.07%
SMID Cap Value	0.84%	0.28%	0.00%	1.12%		0.00%	1.12%		1.26%
Small Cap Growth	0.73%	0.29%	0.01%	1.03%	(2)	0.00%	1.03%	(2)	1.13%
Small Cap Value	0.72%	0.26%	0.00%	0.98%		0.00%	0.98%		1.02%
Small Cap Index	0.30%	0.42%	0.00%	0.72%		0.00%	0.72%		0.74%
Developed International Index	0.30%	0.52%	0.00%	0.82%		0.00%	0.82%		0.94%
International Equity	0.77%	0.27%	0.01%	1.05%	(2)(4)	0.00%	1.05%	(2)	1.20%
Emerging Markets Equity	0.87%	0.42%	0.00%	1.29%	(4)	0.00%	1.29%		1.78%
Real Estate Securities	0.70%	0.26%	0.00%	0.96%		0.00%	0.96%		1.02%
Aggressive Allocation	0.12%	0.21%	0.95%	1.28%	(2)	0.00%	1.28%	(2)	0.40%
Moderately Aggressive Allocation	0.12%	0.18%	0.90%	1.20%	(2)	0.00%	1.20%	(2)	0.34%
Moderate Allocation	0.12%	0.18%	0.85%	1.15%	(2)	0.00%	1.15%	(2)	0.34%
Moderately Conservative Allocation	0.12%	0.20%	0.79%	1.11%	(2)	0.00%	1.11%	(2)	0.35%
Conservative Allocation	0.12%	0.22%	0.73%	1.07%	(2)	0.00%	1.07%	(2)	0.38%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2021. The agreement may be terminated prior to April 30, 2021 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.
(2)

The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(3)

The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective October 1, 2019. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate for January 1, 2019 through September 30, 2019, and the reduced Investment Advisory Fee rate for October 1, 2019 through December 31, 2019.

(4)

The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective May 1, 2020. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,162	$1,870	$2,211	$4,495
Assuming Minimum Total Annual Fund Expenses	$1,077	$1,620	$1,770	$3,704

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$437	$1,318	$2,211	$4,495
Assuming Minimum Total Annual Fund Expenses	$345	$1,051	$1,779	$3,704

*

The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive, and there is no Death Benefit Enhancement payable.

(3)	If you surrender your Contract at the end of the applicable time period and have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,016	$1,435	$1,455	$3,081
Assuming Minimum Total Annual Fund Expenses	$930	$1,172	$986	$2,138

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$278	$853	$1,455	$3,081
Assuming Minimum Total Annual Fund Expenses	$185	$573	$986	$2,138

Certain Contract charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some underlying Funds may have expense limitation agreements, the operating expenses of the underlying Funds are not guaranteed and may increase or decrease over time.

CONDENSED FINANCIAL INFORMATION

Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the SAI.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear in the SAI. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company PO Box 178, Philadelphia, Pennsylvania 19105. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of the Funds.

•	The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2019 are included in the SAI referred to on the cover page of this prospectus.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds:

Penn Series Funds, Inc.

Money Market Fund — The Fund is a government money market fund that seeks current income, while preserving capital and liquidity, and will invest no less than 99.5% of its total assets in government securities, cash or repurchase agreements that are collateralized fully by government securities or cash. The Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including relating to maturity, diversification, liquidity and credit quality.

Limited Maturity Bond Fund — The Fund seeks to maximize total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short- to intermediate-term investment grade debt securities of U.S. government and corporate issuers, including mortgage-backed and asset-backed securities. The Fund’s investment adviser follows an actively managed, total-return oriented approach and seeks to invest in securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.

Quality Bond Fund — The Fund seeks to maximize total return over the long term consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in marketable investment grade debt securities, which are those securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Fund’s investment adviser to be of comparably quality. The Fund’s investment adviser follows an actively managed, total-return oriented approach and seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.

High Yield Bond Fund — The Fund seeks to realize high current income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a widely diversified portfolio of high yield corporate bonds (commonly known as “junk bonds”) income-producing convertible securities and preferred stocks that are rated below investment-grade or not rated by any major credit rating agency but deemed to be below investment-grade by the Fund’s investment adviser.

Flexibly Managed Fund — The Fund seeks to maximize total return (capital appreciation and income) by normally investing at least 50% of its total assets in stocks of established U.S. companies that the Fund believes have above-average potential for capital growth. The remaining assets are generally invested in other securities, such as convertibles, corporate and government debt securities (including mortgage- and asset-backed securities), high yield securities (commonly known as “junk bonds”), bank loans and foreign securities, in keeping with the Fund’s objective.

Balanced Fund —The Fund seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with the Fund’s target asset allocation. Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund also may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Large Growth Stock Fund — The Fund seeks to achieve long-term growth of capital and increase of future income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large capitalization companies (companies with market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). The Fund invests primarily in common stocks of well established companies the Fund’s sub-adviser believes have long-term growth potential as well as companies that have the ability to pay increasing dividends through strong cash flow.

Large Cap Growth Fund — The Fund seeks to achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with large market capitalizations (companies with market capitalizations of more than $3 billion at the time of purchase). The Fund invests in the stocks of companies its sub-adviser believes to have above average earnings growth potential compared to other companies based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions.

Large Core Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in equity securities of large capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. The Fund’s sub-adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages and typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which may contribute to investment decision-making.

Large Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. incorporated entities, including, but not limited to common stock, American Depositary Receipts (ADRs), equity real estate investment trust securities (REITs), preferred securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies (companies that have market capitalizations of more than $2 billion at the time of purchase). The Fund primarily invests in common stocks that its sub-adviser deems to be underpriced relative to long-term earnings and for cash flow potential.

Large Core Value Fund — The Fund seeks to achieve total return by investing primarily in value stocks of large capitalization companies (companies that have market capitalizations within the range of companies included in the Russell 1000® Value Index at the time of purchase); however, the Fund will generally consist of stocks with a market capitalization equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. Value stocks are stocks that, in the opinion of the Fund’s sub-adviser, are inexpensive or undervalued relative to the intrinsic value of the company.

Index 500 Fund — The Fund seeks to achieve total return (capital appreciation and income) which corresponds to that of the S&P 500® Index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the S&P 500® Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500® Index.

Mid Cap Growth Fund — The Fund seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Growth Index at the time of purchase). The Fund invests in equity securities of companies that the Fund’s sub-adviser believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures.

Mid Cap Value Fund — The Fund seeks to achieve growth of capital by investing, under normal market circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Index at the time of purchase). The Fund seeks to invest in the equity securities of high quality companies that the Fund’s sub-adviser believes are trading at a substantial discount to their intrinsic value where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap.

Mid Core Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of medium capitalization companies (companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies). The Fund seeks to invest in undervalued companies and hold each stock until the price has increased to, or is higher than, a level the Fund’s sub-adviser believes more accurately reflects the fair value of the company.

SMID Cap Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common stocks of small and medium capitalization U.S. companies (companies that have market capitalizations that fall within the outside range of the market capitalizations of companies in the Russell 2000® Growth Index and the Russell Midcap® Growth Index at the time of purchase) that the Fund’s sub-adviser believes have specific characteristics indicating high quality and sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

SMID Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies (companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $15 billion or the market capitalization of the largest company in the Russell 2500™ Value Index), generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund invests in companies that are determined by the Fund’s sub-adviser to be undervalued using its fundamental value approach.

Small Cap Growth Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Growth Index at the time of investment. The small capitalization companies in which the Fund invests are selected for their growth potential.

Small Cap Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (measured at the time of purchase) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. The Fund invests in equity securities that the Fund’s sub-adviser believes to be underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

Small Cap Index Fund — The Fund seeks to replicate the returns and characteristics of a small cap index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Russell 2000® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Russell 2000® Index and close substitutes (such as index futures contracts or other investment companies) that are designed to track the Russell 2000® Index.

Developed International Index Fund — The Fund seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the MSCI EAFE Index (including American Depositary Receipts and Global Depositary Receipts) and close substitutes (such as index futures contracts) that are designed to track the MSCI EAFE Index.

International Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund invests primarily in companies operating in the countries in Europe and the Pacific Basin. The Fund’s sub-adviser seeks to identify high-quality growth companies for inclusion in the Fund’s portfolio.

Emerging Markets Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (or equity-linked instruments) of issuers of any capitalization located in emerging market countries. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Real Estate Securities Fund — The Fund seeks to achieve a high total return consistent with reasonable investment risks by investing, under normal circumstances, at least 80%, and normally substantially all, of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (REITs).

Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (85%-100% of its assets in equity funds and 0%-15% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

Moderately Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (70%-100% of its assets in equity funds and 0%-30% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

Moderate Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (50%-70% of its assets in equity funds and 30%-50% of its assets in fixed income and money market funds). The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

Moderately Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (30%-50% of its assets in equity funds and 50%-70% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (20%-40% of its assets in equity funds and 60%-80% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

Penn Mutual Asset Management, LLC, Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. Penn Mutual Asset Management provides day-to-day investment management for the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund. For the other Funds, Penn Mutual Asset Management has appointed an investment sub-adviser to provide day-to-day management of the Funds. T. Rowe Price Associates, Inc., Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed and Large Growth Stock Funds. Massachusetts Financial Services Company, Boston, Massachusetts, is investment sub-adviser to the Large Cap Growth Fund. Morgan Stanley Investment Management Inc., New York, New York, is investment sub-adviser to the Large Core Growth Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the Large Cap Value Fund and the SMID Cap Value Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. Ivy Investment Management Company, Shawnee Mission, Kansas, is investment sub-adviser to the Mid Cap Growth Fund. Janus Capital Management LLC (“Janus”), Denver, Colorado, is investment sub-adviser to the Mid Cap Value Fund and the Small Cap Growth Fund. As sub-adviser to the Mid Cap Value Fund, Janus has delegated certain sub-advisory services, including the day-to-day management of the Mid Cap Value Fund, to Perkins Investment Management LLC. American Century Investment Management, Inc., Kansas City, Missouri, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund and SMID Cap Growth Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund and the Emerging Markets Equity Fund. Cohen & Steers Capital Management, Inc., New York, New York, is investment sub-adviser to the Real Estate Securities Fund. SSGA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund statements of additional information.

If the Subaccounts you select for your Contract perform poorly you could lose money, including some or all of the purchase payments made. Each Subaccount invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds. Before allocating money to a Subaccount, please read the prospectus for the underlying Fund carefully. You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3R, PO Box 178, Philadelphia, Pennsylvania 19105. Or, you may call, toll free, 800-523-0650.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of full and fractional Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Separate Account in accordance with voting instructions received from Contract Owners and other persons entitled to provide voting instructions. Fund shares for which Contract Owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by Contract Owners and other persons entitled to vote. In such cases, the Contract Owners and such other persons entitled to vote will be advised of that action in the next Fund shareholder report. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit varies, and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge at an annual rate of 1.30% and asset-based contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNTS

The fixed interest accounts are part of the Company’s general investment account (the “general account”). Unlike the assets in our Separate Account, the assets in our general account are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the fixed interest account, death benefits and other insurance guarantees is subject to our financial strength and claims paying ability.

Interests in the fixed interest accounts are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest accounts. Disclosure regarding the fixed interest accounts, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

THE CONTRACT

An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

•

the fixed interest accounts. The fixed interest accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNTS and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

You decide, within Contract limits,

•	how often you make a purchase payment and how much you invest;

•	the Subaccounts and/or the fixed interest accounts in which your purchase payments are invested;

•	whether or not to transfer money among the available Subaccounts and fixed interest accounts;

•	the type of annuity that we pay and who receives it;

•	the Beneficiary or Beneficiaries to whom we pay death benefits; and

•	the amount and frequency of withdrawals from the Contract Value.

Your Contract has

•	an Accumulation Period, during which you make one or more purchase payments and we invest your payments as you tell us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We reserve the right to add, combine, or remove any Subaccounts when permitted by law. We may, with any required approval of the Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. In the event of a Fund merger, any future purchase payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Funds for future purchase payments. We will notify you of any material contract amendment and any mutual fund substitutions, liquidations, or mergers.

The Contract is available to individuals and institutions. The Contract also may be issued as individual retirement annuities under Section 408(b) of the Code in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

You may contact us by writing The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, Rhode Island 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 4400 Computer Drive, Westborough, Massachusetts 01581. We accept a complete application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application.

The minimum initial purchase payment that we will accept is $10,000, with minimum subsequent purchase payments of $1,000, although we may decide to accept lower amounts. The Contract form describes a total purchase payment maximum of $2 million. We will accept up to $2 million in cumulative purchase payments per Contract Owner (if natural person) or Annuitant, across all variable annuity contracts with Penn Mutual.

What Types of Annuity Payments May I Choose?

You may choose from the following options:

•	An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity — Annuity payments will continue until the Annuitant’s death;

•

A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•	A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant; or

•	Any other form of annuity that we and you may agree upon.

You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, the frequency with which you receive payments, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts (three if you also choose a portion as a fixed annuity). In addition, you may not select other Subaccounts after the Annuity Date.

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among the Subaccounts of the Separate Account that you choose on the Annuity Date.

Fixed Annuity Payments.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

•

the annuity will be split between fixed and variable accounts in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts (three, if there is Fixed Account Value under your Contract on the Annuity Date), the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to four or fewer Subaccounts (or three Subaccounts, whichever is applicable).

•

your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant’s 95th birthday, or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York). For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on or after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Optional Guaranteed Minimum Death Benefit Riders.  The guaranteed minimum death benefit riders described in the next two paragraphs are not available on Contracts issued after November 1, 2002.

Guaranteed Minimum Step-Up Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the highest Variable Account Value on the current or prior Contract Anniversaries, adjusted as follows. For purposes of this death benefit rider only, the Variable Account Value on an anniversary date will be adjusted upward by the amount of any purchase payments allocated and transfers made to the Separate Account within the Contract Year. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the sum of all purchase payments allocated and transfers made to the Separate Account, minus a reduction for any withdrawals or transfers made from the Separate Account (as described below), plus interest at 5%. Interest is calculated for the period amounts are held in the Separate Account, but not for any period after the Annuitant attains 80 years of age. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer. The benefit may not exceed two times the purchase payments and transfers allocated to the Separate Account, less withdrawals and transfers out of the Separate Account.

A guaranteed minimum death benefit rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract or transfer the full value out of the Separate Account. For information on the cost of the guaranteed minimum death benefit riders, see What Charges Do I Pay? in this prospectus.

Optional Death Benefit Enhancement Riders.  If the Annuitant is age 75 or less, you may purchase a death benefit enhancement rider as part of your Contract, and this must be elected at the time of application. If you purchase a death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. A death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

We offer two different death benefit enhancement riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. Neither rider may be purchased in combination with any other riders described in this prospectus, except (1) Contract Owners who purchased either of the riders prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Estate Enhancement Death Benefit Rider. The

Death Benefit Enhancement from either of these riders is limited to $1 million. The Death Benefit Enhancement is payable until age 95.

Rising Floor Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the contract date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)

is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)

is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Because the Minimum Death Benefit Amount under this rider is calculated based upon the allocations to the Separate Account, increasing your purchase payments allocated to the Separate Account will increase the value of the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as purchase payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Step-Up Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month before age 80 and remains level during the month. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account. The Death Benefit Enhancement cannot be less than zero.

On the first Contract Anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account.

On each subsequent Contract Anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the Minimum Death Benefit Amount immediately prior to the Contract Anniversary.

In between Contract Anniversaries, the Minimum Death Benefit Amount is increased for purchase payments paid into the Separate Account and adjusted for withdrawals or transfers taken from the Separate Account. The adjustment is the greater of (a) the amount of the withdrawal and (b) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Because the Minimum Death Benefit Amount under this rider is calculated based upon the allocations to the Separate Account, increasing your purchase payments allocated to the Separate Account will increase the value of the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as purchase payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Charge.  We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior Contract Anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the Contract Anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of the death benefit enhancement riders, see What Charges Do I Pay? in this prospectus.

Estate Enhancement Death Benefit Rider.  You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. This rider may not be purchased in combination with any other rider described in this prospectus, except (1) Contract Owners who purchased the rider prior to May 1, 2007, who may have purchased the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Rising Floor Plus Death Benefit Rider or the Step-Up Plus Death Benefit Rider. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, subject to a limit as specified in the Contract. If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid. The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments net of withdrawals)
1 - 60	40%	100%
61 - 70	35%	60%
71 - 80	30%	40%
81 and above	0%	0%

Example 1.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount before applying the limit would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is less than the cap. Therefore, the estate enhancement death benefit would be $14,000.

Example 2.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount before applying the limit would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is greater than the cap. Therefore, the estate enhancement death benefit would be capped at $48,000.

For information on the cost of the estate enhancement death benefit, see What Charges Do I Pay? in this prospectus.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

•

If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to ten years except that an IRA can be continued by an eligible designated beneficiary under a so-called “stretch” IRA. Until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest accounts as directed by the Beneficiary. Please consult your tax advisor for additional information regarding the options of an IRA beneficiary.

•

If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

•

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit. Further, the spouse may exchange the continued Contract for a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale, and the Contract Value transferred to the new contract in the exchange will not be subject to a contingent deferred sales charge.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

For further information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Fixed Interest Accounts?

Transfer Limits.

Before the Annuity Date.  You may transfer your Contract Value among Subaccounts of the Separate Account and the fixed interest accounts.

•

The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount or fixed interest account. In the case of partial transfers, the amount remaining in the Subaccount or fixed interest account must be at least $250.

•	You may transfer amounts from a fixed interest account only at the completion of the interest period or within 25 days thereafter.

•

You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date.  You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•	Transfers are currently limited to the Subaccounts selected at the time of annuitization.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate telephone transaction privileges altogether at any time. We require certain personal identifying information to process a request for transfer made over the telephone. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine.

For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so.

General Information on Market Timing.  The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.  Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain Contract Owner transaction information to enable the Funds to review the Contract Owner transaction activity involving the Funds.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading. We monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account, and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. Only new purchase payments may be allocated to the six and twelve month Dollar Cost Averaging accounts. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

Automatic Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your asset allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner for withdrawal at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payment and Transfers” for more information on these limited circumstances. You may pay a contingent deferred sales charge when you withdraw Contract Value. See What Charges Do I Pay — Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

•

The minimum withdrawal is $500. However, if it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500. See Free Withdrawals below.

•

You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in the Subaccount or fixed interest account from which the withdrawal is made is at least $250.

•

If you do not tell us otherwise, the withdrawal will be taken pro rata from the Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the fixed interest accounts beginning with the fixed interest account with the shortest interest period. Within a fixed interest account, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Systematic Withdrawals.  If you have not exhausted your Free Withdrawal Amount in the current Contract Year, you can make Systematic Withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $50. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on Systematic Withdrawals. They will, however be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

The first year Systematic Withdrawals are elected the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next Contract Anniversary. Systematic Withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

403(b) Withdrawals.  There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1/2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

Optional Guaranteed Minimum Accumulation Benefit Rider.  You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any Contract Anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus, except that this rider is available to Contract Owners who purchased the Optional Death Benefit Enhancement Riders or the Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennslyvania 19105, at least 30 calendar days prior to your Contract Anniversary.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105, at least 30 days prior to the Contract Anniversary. An additional Step-Up Benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	annuitization.

Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (Growth & Income Protector Benefit Rider) At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit rider for an additional charge, which includes the following enhancements to your Contract:

(1)

Guaranteed Minimum Accumulation Benefit (GMAB) — This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of initial purchase payments, plus a percentage of additional purchase payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the contract value in year 10, the contract value will be increased to equal the GMAB.

(2)

Guaranteed Minimum Withdrawal Benefit — This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)

Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a death benefit enhancement in addition to the death benefit provided in your Contract.

Descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit riders described in this prospectus. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the Contract.

You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–

At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–

The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and Death Benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–

If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above. (See “What are the Death Benefits under my Contract?” section of the Prospectus for details.)

–	The rider can be terminated on or after the fifth Contract Anniversary.

(1)	GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (GMAB) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth under “How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base” below) of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date — The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the fifth anniversary of the effective date of the rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). If the Contract Owner elects to exercise the Step-Up Benefit, both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below) are evaluated for Step-Up. A Step-Up is effective if either the GMAB and/or the Guaranteed Minimum Withdrawal Benefit is increased to the Contract Value as of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the GMAB is increased to the Contract Value, a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, PO Box 178, Philadelphia, Pennsylvania 19105, at least 30 days prior to the Contract Anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount: Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows: Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

(2)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)

The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%. Any change in the Lifetime Withdrawal Benefit Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years: if you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example: Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switched from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)

is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal; and

(b)

is the highest Contract Value as of any Contract Anniversary until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)

is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary until the earlier of 10 years and the date of the first withdrawal.

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the Contract Date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional purchase payments:

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Return of Benefit Base Withdrawal Amount, which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted.

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal.

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example:  Assume that the Guaranteed Annual Withdrawal Amount (GAWA) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year. Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (GMWB) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.5

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount: Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.5

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base:  After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the 5th Contract Anniversary. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, PO Box 178, Philadelphia, Pennsylvania 19105, at least 30 days prior to the Contract Anniversary.

Optional Step-Up Benefit and Lifetime Benefit Base:  After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Step-Up Benefit for the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the 5th Contract Anniversary. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Lifetime Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Lifetime Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, PO Box 178, Philadelphia, Pennsylvania 19105, at least 30 days prior to the Contract Anniversary.

Effect of Additional Purchase Payments made after the date of first withdrawal on Guaranteed Minimum Withdrawal Benefit Base

As long as the Contract Value is positive, additional purchase payments will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount). The Guaranteed Minimum Withdrawal Benefit Base will be increased dollar-for-dollar by the amount of each additional Purchase Payment. The Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount) will be increased by the amount of the additional purchase payment multiplied by the applicable Guaranteed Annual Withdrawal Percentage (or Guaranteed Annual Lifetime Withdrawal Percentage).

What happens to withdrawal benefits if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Minimum Benefit Base Remaining is depleted.

(b)

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount, and

(2)	The Guaranteed Minimum Withdrawal Benefit Base is positive,

you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option:  The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option:  The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)

Lifetime Withdrawal Option:  Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

(c)

Return of Benefit Base Withdrawal Option:  Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger of the Annuitant or Joint Annuitant attaining Age Actual 59 1/2.) The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The Contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3)	DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)

is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary until the earliest of:

(1)	10 years from the Contract Date;

(2)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)

is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary until the earlier of 10 years from the Contract Date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal.

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the attainment of age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the 5th anniversary of the effective date of the rider. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date until age 80. The Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105, at least 30 days prior to the Contract Anniversary.

Impact of Annuitant Death on the Rider

1)

Single Life Guarantees — Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated.

2)

Joint Life Guarantees — If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the contract, and receive a Death Benefit equal to the Contract Value and the Contract and rider terminate.

The Joint Annuitant as successor owner may elect to continue the Contract and the rider.

If no withdrawals have been taken, the successor owner may convert to a Single Life Guarantee based on his/her lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit and the Enhanced Death Benefit amount, if applicable, is payable to a Beneficiary and the rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit rider on or after the fifth Contract Anniversary effective on the Contract Anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Protector Benefit Rider;

(b)

if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider — At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit rider, which includes the following enhancements to your Contract:

1)

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)

Enhanced Death Benefit — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

–

At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

–

The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the free-withdrawal amount.

–

If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

–	The Enhanced Death Benefit available as part of the Growth and Income Advantage Benefit rider is different from the optional Death Benefit Riders offered.

–	The rider can be terminated on or after the fifth Contract Anniversary.

What are the two withdrawal options that I can choose with this rider?

If this rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways – the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)

The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum

Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Age Actual of 59 1/2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Age Actual of 59 1/2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Age Actual of 59 1/2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example #1:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Age Actual (or younger of the Annuitant and Joint Annuitant’s Age Actual for a Joint Life Guarantee) on the date of the first withdrawal is less than 59 1/2 , the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the contract.

Guaranteed Minimum Withdrawal Benefit Base — The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)

is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)

is each Purchase Payment received and any Purchase Payment Enhancements, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(b)	is the highest Contract Value on any Contract Anniversary before the date of the first withdrawal.

3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)

is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)

is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary before the date of the first withdrawal.

4)	After the date of the first withdrawal:

If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1/2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option — The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra Return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example #2:  Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows: Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$90,000) = $555.50

Automatic Annual Step-Up — On each Contract Anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option:

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% (4.0 % for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up — On each Contract Anniversary following the first withdrawal, if the Contract Value is greater than the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Lifetime Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Lifetime Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is Reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Age Actual at first withdrawal is less than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract

Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Age Actual at first withdrawal is equal to or greater than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1/2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals; and

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option:  The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option:  The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)

Lifetime Withdrawal Option:  Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

(c)

Return of Benefit Base Withdrawal Option:  Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin before Age Actual 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section).

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger of the Annuitant or Joint Annuitant attaining Age Actual 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section). You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

•	If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

•	If withdrawals have been taken, the Joint Annuitant cannot be changed.

•

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single annuitant’s lifetime.

•	If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the Standard Death Benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancements, as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of age 80 by the Annuitant, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any purchase payment enhancements, as applicable; and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of age 80 by the Annuitant, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the attainment of age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated. An eligible Spousal Beneficiary, however, can continue the Contract but not the Growth & Income Advantage Benefit rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal beneficiary who is also the primary beneficiary can become the successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit rider upon Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the annuitant cannot name a new spouse.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death, and the Contract and rider will terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. In addition, it is important to name a contingent beneficiary in addition to your primary beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse as Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit plus any Death Benefit Enhancement, if applicable, is payable to a beneficiary and the rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit rider on or after the fifth Contract Anniversary effective on the Contract Anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)

if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

All charges for this rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider — This version of the Purchasing Power Protector rider applies to policies who elected this rider on or after the date of availability in the State of issue (refer to Appendix B).

For those policies who elected this rider prior to the date of availability in the State of issue, the older version of this rider (refer to Appendix C) will apply.

This rider is not available with new Contracts. If you purchased your Contract prior to February 7, 2011, you may have purchased a Purchasing Power Protector Benefit rider which includes the following enhancements to your Contract:

1)

Purchasing Power Protector Benefit — The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)

Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Purchasing Power Protector Benefit Rider?

For an additional charge, you may purchase the Purchasing Power Protector Benefit rider at the time of purchase of your Contract. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.)

Important information to note about the Purchasing Power Protector Benefit Rider:

–

At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect.

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will be subject to the terms of the rider. This includes the free-withdrawal amount.

–

If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	If the Age Actual of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable at first withdrawal is less than 59 1/2, no inflation adjustment will be made.

–	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit rider is different from the optional Death Benefit riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (“Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Age Actual at the time of the first withdrawal is less than 64 1/2. The Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Age Actual at the time of the first withdrawal is greater than or equal to 64 1/2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example #1:  Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the rider charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the rider charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary before the date of first withdrawal.

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary before the date of first withdrawal.

(4)	After the first withdrawal after the Contract Date:

Inflation Adjustment — The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant, if applicable, is greater than or equal to 59 1/2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant is less than 59 1/2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Age Actual of 59 1/2.

The inflation adjustment is made on each Contract Anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor — The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between Contract Anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following Contract Anniversary before being added to the Withdrawal Base.

Automatic Annual Step-Up

On each Contract Anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The Withdrawal Base at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the Withdrawal Base after a step-up, if any, on the Contract Anniversary.

Any additional purchase payments made after the date of first withdrawal will be added dollar for dollar to the Withdrawal Base.

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date

If the Annuity Date occurs while the rider is in effect, upon your request, you may:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)

request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any Remaining Payments under the Purchasing Power Protector Benefit rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

If the Remaining Payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date and the spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge.

Death Benefit Enhancement

The Purchasing Power Protector rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of Age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and

(2)	is each additional Purchase Payment received after the Contract Date; and

(c)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of Age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the attainment of Age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant, if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Purchasing Power Protector Benefit rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change, and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit rider on or after the third Contract Anniversary effective on the Contract Anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

•

We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.30%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw a purchase payment within four years of the effective date of the Contract. We will apply the following schedule of contingent deferred sales charges to all withdrawals of purchase payments (including withdrawals of amounts attributable to the Guaranteed Minimum

Withdrawal Benefit and Purchasing Power Protector Benefit), which are not free withdrawals as described in the next subsection.

Contract Year	Applicable Charge
First	8%
Second	7%
Third	6%
Fourth	5%
Fifth and thereafter	0%

Purchase payments will be treated as withdrawn before gains from market appreciation or interest. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn before the withdrawal of purchase payments.

The contingent deferred sales charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such Contracts. The reduction will not unfairly discriminate against any Contract Owner.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge.

You’ve Owned A Contract for More than Four Years.  You may withdraw all or part of your Contract Value without incurring a contingent sales charge.

Withdrawals up to 10% of Purchase Payments.  You may withdraw up to 10% of your purchase payments in a Contract Year without incurring a contingent deferred sales charge (the “Free Withdrawal Amount”). The amount available for a free withdrawal at any point in time during a Contract Year is 10% of all purchase payments as of the date of the request less the amount of all free withdrawals made during that Contract Year. You may not carry forward to the next contract year any Free Withdrawal Amount remaining at the end of the current Contract Year. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of that withdrawal and all subsequent withdrawals made in the Contract Year.

Medically Related Withdrawal.  Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your Age Actual at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

Disability Related Withdrawal.  You may withdraw at any time, without incurring a contingent deferred sales charge, part or all of your Contract Value if (1) you (you or the Annuitant for qualified contracts) are then disabled as defined in Section 72(m)(7) of the Code and as applied under the Social Security Act, and (2) the disability began after the Contract Date, and (3) the disability has continued without interruption for four months.

Required Minimum Distributions.  There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Code, even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. During any given contract year, you are entitled to receive either the Required Minimum Distribution Amount or the entire Free Withdrawal Amount free of Contingent Deferred Sales Charge, not both. Additional withdrawals taken in the same contract year as your RMD payments will be subject to any applicable Contingent Deferred Sales Charge.

Contract Rider Charges.  You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the contract, the Death Benefit payable will be reduced by the accrued costs of the optional contract riders.

Guaranteed Minimum Step-Up Death Benefit Rider.  The current charge for the rider is 0.20% of the average annual Variable Account Value. We may, at our discretion, raise the current charge to a maximum rate of 0.25%.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The current and guaranteed charge for the rider is 0.35% of the average annual Variable Account Value.

Estate Enhancement Death Benefit Rider.  For Annuitants who are 60 years of age or less, the current charge for the rider is 0.15% of the average Contract Value. For Annuitants between the age of 61 and 70 years, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issue ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

The accumulated charges for the enhanced guaranteed minimum and for the estate enhancement death benefit riders will be made on each Contract Anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Death Benefit Enhancement Riders.  We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the Contract Anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior Contract Anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Optional Guaranteed Minimum Accumulation Benefit Rider.  The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the Subaccounts. Effective May 4, 2009, the current effective annual charge for this agreement is 0.60% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009, the current effective annual charge for this agreement remains at 0.50% of the monthly Contract Value and may not be increased beyond the maximum of 1.00%.

Growth and Income Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the Subaccounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective May 4, 2009, the current effective annual charge for this agreement is 0.90% for a Single Life Guarantee and 1.00% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85% of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth and Income Advantage Benefit Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the Subaccounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective April 1, 2009, the current effective annual charge for the rider is 0.90% of monthly average Contract Value for a Single Life Guarantee and 1.00% of monthly average Contract Value for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.00%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following Contract Anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70% of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit. On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective May 4, 2009, the current effective annual charge for the rider is 1.15% of monthly average Withdrawal Base for a Single Life Guarantee and 1.25% of monthly average Withdrawal Base for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following Contract Anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95 % of monthly average Withdrawal Base for a Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment in a Subaccount. For more information about these fees, see EXPENSES in this prospectus and the fee table in a Fund’s prospectus.

Premium Taxes.  Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization,

although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS

General Information

For contracts purchased after November 18, 2011, you may allocate or transfer your Account Value to the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the eighty-four month period which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners.

For contracts purchased prior to November 18, 2011, you may allocate or transfer your Account Value to one or more of the following fixed interest accounts: (1) the Three Year Fixed Interest Account; (2) the Five Year Fixed Interest Account; and (3) the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts of not less than 3%. We reserve the right to reduce our guaranteed minimum interest rate if permitted by your state. If required by law, we will notify you in advance of any such change.

You may transfer amounts held in the fixed interest accounts to Subaccounts or to another fixed interest account, subject to the provisions of your Contract. A premature withdrawal charge may be deducted from the interest earned on any amount that is withdrawn from the Three Year Fixed Interest Account, the Five Year Fixed Interest Account or the Seven Year Fixed Interest Account during the period for which an interest rate is guaranteed. The premature withdrawal charge will be determined by multiplying the premature withdrawal rate by the premature withdrawal amount. The premature withdrawal rate equals one-half of the most recent effective annual interest rate then applicable to the fixed interest account from which the withdrawal is being made (i.e., 6 months’ interest). The premature withdrawal amount equals (a) minus the greater of (b) or (c) where: (a) is the total amount withdrawn from the fixed interest accounts; (b) is the amount for which the declared effective annual interest rate has expired in the immediately preceding 25 days (which reflects that you may make withdrawals up to 25 days after the maturity of a fixed interest account without application of the premature withdrawal charge); and (c) is 10% of purchase payments less any previous amount withdrawn from the Contract in that contract year. In no event will the premature withdrawal charge invade the Contract Owner’s principal investment in the applicable fixed interest account. In no event will the sum of the premature withdrawal charge and the contingent deferred sales charge exceed 10% of the amount withdrawn. In accordance with state law, we may defer a withdrawal or transfer from a fixed interest account for up to six months if we reasonably determine that investment conditions are such that an orderly sale of assets in our general account is not feasible.

If you participate in our dollar cost averaging program, you may allocate new Purchase Payments to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners. If you stop dollar cost averaging while the money is allocated to the Dollar Cost Averaging Account, your money will be transferred to the Money Market Subaccount.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Interest Account is determined based on a formula established by state law as described below.

The Minimum Guaranteed Interest Rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. This rate is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate.

You may transfer money in the fixed interest accounts to Subaccounts of the Separate Account, subject to the provisions of your Contract. If you do not withdraw or reallocate money in a fixed interest account within 25 days after the end of that account’s interest period, we will treat it as a new allocation to that fixed account. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

Loans Under Section 403(b) Contracts

If your Contract qualifies under Section 403(b) of the Code, and if state law permits, you may be able to borrow against money that you have invested in a fixed interest account. Review your Contract loan endorsement or consult our representative for a complete description of the terms of the loan privilege, including minimum and maximum loan amounts, repayment terms, and restrictions on prepayments.

When you borrow, an amount equal to your loan will be transferred, as collateral, from your Separate Account Subaccounts to an account in our general account called the “Restricted Account.” Amounts transferred to the Restricted Account currently earn interest at a rate of 1 1/2 percentage points less than the rate of interest that we charge you on the loan. The lowest possible interest that you could earn on your Restricted Account assets is 2 1/2 percentage points less than the rate charged on the loan. On your Contract Anniversary, the accrued interest in the Restricted Account will be transferred to your Subaccounts in accordance with your current payment allocation instructions.

Loan repayments are due quarterly. When you repay part of your loan, we transfer an amount equal to the principal portion of the repayment from the Restricted Account to the Money Market Subaccount. You may then transfer amounts from the Money Market Subaccount to the other investment options offered under the Contract.

If you are in default, we will report the default to the Internal Revenue Service as a taxable distribution and, if you are then under age 59 1/2, as a premature distribution that may be subject to a 10% penalty. We will repay the loan by withdrawing the amount in default, plus interest and any applicable contingent deferred sales charge, from your Subaccounts in accordance with your loan request and agreement. If Section 403(b) prevents us from doing this, your outstanding loan balance will continue to accrue interest and the amount due will be withdrawn when a withdrawal becomes permissible. While a loan balance is outstanding, any withdrawal or death benefit proceeds must first be used to pay the loan.

Loans are subject to the terms of your Contract, your Section 403(b) plan and the Code, and, in the case of plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the ERISA regulations on plan loans, all of which may impose restrictions. We reserve the right to suspend, modify or terminate the availability of loans. Where there is a plan fiduciary, it is the responsibility of the fiduciary to ensure that any contract loans comply with plan qualification requirements, including ERISA.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations generally applicable to Contracts owned by natural persons. This general summary of federal income tax does not address every issue that may affect you. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Withdrawals and Death Benefits.  For U.S. federal income tax purposes, you may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. Ordinary income tax rates apply. If you designate a Beneficiary who is either a family member or two or more generations below you, or a person (other than a spouse) more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

Annuity Payments.  The non-taxable portion of an annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income tax rates.

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received, other than amounts received from annuities that are part of a qualified retirement plan, are generally considered net investment income. Income from annuities that are part of a qualified retirement plan may be included in adjusted gross income for purposes of determining whether the applicable income thresholds are exceeded.

Early Withdrawals.  An additional income tax of 10% may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.

If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability) to your systematic payments before the age of 59 1/2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax and an interest charge.

Multiple Contracts.  All nonqualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Nonqualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), individual retirement annuity (“IRA”), Roth IRA, Simplified Employee Pension IRA, or tax-sheltered annuity.

Transfers.  You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification.  Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The funds in which each Subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. It is possible that these differences could result in Contract owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro rata share of the assets of the Subaccounts under the

Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Qualified Plans.  The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a Contract under a qualified retirement plan, the tax consequences of purchasing such a Contract should be considered.

Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains the required age (age 72 effective January 1, 2020). Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

If your qualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

Withholding.  Generally, for purposes of a nonqualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

This general summary of federal income tax considerations does not address every issue that may affect you. You should consult qualified tax counsel.

OTHER INFORMATION

Information Systems, Technology Disruption and Cyber Security Risks.  We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, contract activity is highly dependent upon the effective operation of internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. Cyberattacks may interfere with contract transaction processing, or cause the release and/or destruction of contract owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting contracts that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Information System, Technology Disruption and Cyber Security Policy.  We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of contract owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to contract owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning.

Abandoned Property.  Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, payors, beneficiaries and other payees.

Anti-Money Laundering.  Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings.  We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their financial professionals. HTK is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 5%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

APPENDIX A

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the SAI.

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$9.480	$9.566	$9.704	$9.845	$9.988
Accumulation Unit Value, end of period	$ 9.494	$9.480	$9.566	$9.704	$9.845
Number of Accumulation Units outstanding, end of period	2,028,724	1,624,445	1,649,424	2,005,292	1,573,058

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$10.133	$10.280	$10.429	$10.580	$10.733
Accumulation Unit Value, end of period	$9.988	$10.133	$10.280	$10.429	$10.580
Number of Accumulation Units outstanding, end of period	2,069,737	2,073,013	1,923,906	3,335,585	2,492,154

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$11.865	$11.873	$11.846	$11.716	$11.794
Accumulation Unit Value, end of period	$12.267	$11.865	$11.873	$11.846	$11.716
Number of Accumulation Units outstanding, end of period	2,025,595	2,178,412	2,425,716	2,557,064	2,926,976

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.946	$12.131	$12.234	$12.140	$11.876
Accumulation Unit Value, end of period	$11.794	$11.946	$12.131	$12.234	$12.140
Number of Accumulation Units outstanding, end of period	2,505,695	2,237,703	3,433,167	3,282,505	2,680,977

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$15.523	$15.762	$15.294	$14.875	$15.036
Accumulation Unit Value, end of period	$16.709	$15.523	$15.762	$15.294	$14.875
Number of Accumulation Units outstanding, end of period	3,013,784	3,226,261	3,635,111	3,789,672	4,231,103

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$14.516	$15.178	$14.920	$13.746	$13.150
Accumulation Unit Value, end of period	$15.036	$14.516	$15.178	$14.920	$13.746
Number of Accumulation Units outstanding, end of period	4,629,083	5,737,518	7,412,250	6,490,522	5,725,168

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$24.740	$25.688	$24.263	$21.286	$22.350
Accumulation Unit Value, end of period	$28.209	$24.740	$25.688	$24.263	$21.286
Number of Accumulation Units outstanding, end of period	691,883	769,026	855,021	950,123	1,045,026

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$22.264	$20.933	$18.540	$18.249	$16.217
Accumulation Unit Value, end of period	$22.350	$22.264	$20.933	$18.540	$18.249
Number of Accumulation Units outstanding, end of period	1,195,892	1,343,446	1,541,765	1,319,920	1,148,972

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$36.827	$37.190	$32.812	$30.773	$29.737
Accumulation Unit Value, end of period	$45.198	$36.827	$37.190	$32.812	$30.773
Number of Accumulation Units outstanding, end of period	14,095,465	15,384,544	16,865,730	18,126,136	19,604,557

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$26.909	$22.326	$19.745	$19.443	$17.315
Accumulation Unit Value, end of period	$29.737	$26.909	$22.326	$19.745	$19.443
Number of Accumulation Units outstanding, end of period	20,585,830	21,976,501	21,927,799	20,546,547	18,283,455

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$17.496	$18.281	$16.232	$15.196	$15.313
Accumulation Unit Value, end of period	$20.980	$17.496	$18.281	$16.232	$15.196
Number of Accumulation Units outstanding, end of period	446,643	528,351	561,545	614,088	664,985

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$14.169	$12.314	$11.304	$10.865	$9.870
Accumulation Unit Value, end of period	$15.313	$14.169	$12.314	$11.304	$10.865
Number of Accumulation Units outstanding, end of period	777,375	864,353	1,071,127	1,024,559	838,036

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$21.396	$21.999	$16.761	$16.821	$15.443
Accumulation Unit Value, end of period	$ 27.507	$21.396	$21.999	$16.761	$16.821
Number of Accumulation Units outstanding, end of period	1,226,061	1,397,600	1,500,201	1,773,472	2,001,318

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$14.460	$10.546	$9.011	$9.286	$8.067
Accumulation Unit Value, end of period	$15.443	$14.460	$10.546	$9.011	$9.286
Number of Accumulation Units outstanding, end of period	2,271,299	2,350,802	2,514,655	2,520,221	2,309,181

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$16.603	$16.735	$13.244	$12.682	$12.887
Accumulation Unit Value, end of period	$22.874	$16.603	$16.735	$13.244	$12.682
Number of Accumulation Units outstanding, end of period	269,768	308,054	331,340	352,796	454,181

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.748	$9.684	$8.912	$9.698	$8.750
Accumulation Unit Value, end of period	$12.887	$11.748	$9.684	$8.912	$9.698
Number of Accumulation Units outstanding, end of period	467,699	613,958	904,476	991,128	767,977

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$19.340	$18.976	$14.499	$14.692	$14.660
Accumulation Unit Value, end of period	$24.259	$19.340	$18.976	$14.499	$14.692
Number of Accumulation Units outstanding, end of period	292,349	354,342	372,969	450,514	530,749

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$13.807	$10.158	$8.874	$9.478	$8.200
Accumulation Unit Value, end of period	$14.660	$13.807	$10.158	$8.874	$9.478
Number of Accumulation Units outstanding, end of period	654,712	713,420	770,670	729,189	702,034

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$18.790	$20.658	$18.288	$16.624	$17.634
Accumulation Unit Value, end of period	$22.877	$18.790	$20.658	$18.288	$16.624
Number of Accumulation Units outstanding, end of period	958,860	1,192,370	1,309,154	1,241,103	1,318,754

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$16.073	$12.242	$10.970	$11.645	$10.288
Accumulation Unit Value, end of period	$17.634	$16.073	$12.242	$10.970	$11.645
Number of Accumulation Units outstanding, end of period	1,326,980	1,236,067	1,406,145	1,566,088	1,289,516

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$15.137	$16.444	$14.482	$13.412	$13.719
Accumulation Unit Value, end of period	$19.349	$15.137	$16.444	$14.482	$13.412
Number of Accumulation Units outstanding, end of period	781,331	905,110	985,180	1,242,647	1,379,381

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$12.508	$9.778	$8.584	$9.090	$8.350
Accumulation Unit Value, end of period	$13.719	$12.508	$9.778	$8.584	$9.090
Number of Accumulation Units outstanding, end of period	1,679,258	1,829,150	2,030,145	1,996,700	2,100,820

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$23.361	$24.888	$20.782	$18.906	$18.992
Accumulation Unit Value, end of period	$30.177	$23.361	$24.888	$20.782	$18.906
Number of Accumulation Units outstanding, end of period	1,830,077	2,259,668	2,587,306	3,219,710	3,451,851

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$17.015	$13.091	$11.483	$11.448	$10.120
Accumulation Unit Value, end of period	$18.992	$17.015	$13.091	$11.483	$11.448
Number of Accumulation Units outstanding, end of period	3,763,553	3,837,329	3,329,580	2,590,189	2,341,089

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$23.520	$23.802	$19.003	$18.117	$19.509
Accumulation Unit Value, end of period	$31.985	$23.520	$23.802	$19.003	$18.117
Number of Accumulation Units outstanding, end of period	732,585	885,782	992,763	1,067,960	1,164,542

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$18.078	$13.416	$12.832	$14.117	$11.291
Accumulation Unit Value, end of period	$19.509	$18.078	$13.416	$12.832	$14.117
Number of Accumulation Units outstanding, end of period	1,207,489	1,333,332	1,527,844	1,392,534	1,166,551

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$27.722	$33.170	$28.652	$24.803	$27.350
Accumulation Unit Value, end of period	$ 31.977	$27.722	$33.170	$28.652	$24.803
Number of Accumulation Units outstanding, end of period	434,272	488,789	533,333	685,796	735,315

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$24.412	$18.185	$16.021	$17.343	$13.989
Accumulation Unit Value, end of period	$27.350	$24.412	$18.185	$16.021	$17.343
Number of Accumulation Units outstanding, end of period	760,843	884,056	830,414	753,834	674,610

PENN SERIES MID CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$24.105	$28.131	$25.586	$21.145	$21.784
Accumulation Unit Value, end of period	$30.595	$24.105	$28.131	$25.586	$21.145
Number of Accumulation Units outstanding, end of period	338,502	401,802	433,249	516,272	437,779

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$18.992	$14.920	$13.226	$13.910	$11.251
Accumulation Unit Value, end of period	$21.784	$18.992	$14.920	$13.226	$13.910
Number of Accumulation Units outstanding, end of period	612,097	629,125	667,377	700,038	713,275

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$21.453	$23.034	$18.320	$17.490	$18.019
Accumulation Unit Value, end of period	$29.168	$21.453	$23.034	$18.320	$17.490
Number of Accumulation Units outstanding, end of period	435,322	513,270	529,491	624,564	641,144

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$18.172	$12.908	$11.354	$12.089	$9.824
Accumulation Unit Value, end of period	$18.019	$18.172	$12.908	$11.354	$12.089
Number of Accumulation Units outstanding, end of period	637,960	637,637	570,905	442,863	311,879

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$20.476	$24.490	$21.988	$17.817	$19.169
Accumulation Unit Value, end of period	$24.188	$20.476	$24.490	$21.988	$17.817
Number of Accumulation Units outstanding, end of period	368,852	429,642	457,523	608,183	640,994

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$17.802	$13.089	$11.165	$12.202	$9.757
Accumulation Unit Value, end of period	$19.169	$17.802	$13.089	$11.165	$12.202
Number of Accumulation Units outstanding, end of period	620,643	481,354	486,189	472,370	327,071

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$14.422	$15.346	$12.472	$11.639	$11.768
Accumulation Unit Value, end of period	$18.229	$14.422	$15.346	$12.472	$11.639
Number of Accumulation Units outstanding, end of period	588,479	721,986	723,989	598,380	678,452

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.073	$8.164	$7.835	$8.943	$7.616
Accumulation Unit Value, end of period	$11.768	$11.073	$8.164	$7.835	$8.943
Number of Accumulation Units outstanding, end of period	757,793	705,034	979,163	990,916	982,299

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$34.598	$40.764	$36.844	$29.963	$32.156
Accumulation Unit Value, end of period	$41.953	$34.598	$40.764	$36.844	$29.963
Number of Accumulation Units outstanding, end of period	862,879	1,021,298	1,052,806	931,281	1,009,831

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$30.449	$22.237	$19.423	$19.536	$15.639
Accumulation Unit Value, end of period	$32.156	$30.449	$22.237	$19.423	$19.536
Number of Accumulation Units outstanding, end of period	1,011,674	1,089,715	1,179,805	1,137,494	963,895

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$17.544	$20.087	$17.910	$15.095	$16.142
Accumulation Unit Value, end of period	$21.525	$17.544	$20.087	$17.910	$15.095
Number of Accumulation Units outstanding, end of period	588,360	662,175	718,699	967,521	1,029,418

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$15.717	$11.544	$10.141	$10.775	$8.662
Accumulation Unit Value, end of period	$16.142	$15.717	$11.544	$10.141	$10.775
Number of Accumulation Units outstanding, end of period	1,059,376	977,782	917,371	803,530	606,925

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$10.561	$12.470	$10.160	$10.272	$10.569
Accumulation Unit Value, end of period	$12.598	$10.561	$12.470	$10.160	$10.272
Number of Accumulation Units outstanding, end of period	1,167,142	1,404,923	1,452,394	1,516,328	1,591,943

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.420	$9.569	$8.217	$9.541	$9.010
Accumulation Unit Value, end of period	$10.569	$11.420	$9.569	$8.217	$9.541
Number of Accumulation Units outstanding, end of period	1,605,227	1,582,378	1,648,958	1,627,799	1,152,249

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$27.308	$31.630	$24.370	$26.070	$25.534
Accumulation Unit Value, end of period	$34.469	$27.308	$31.630	$24.370	$26.070
Number of Accumulation Units outstanding, end of period	1,367,531	1,563,037	1,667,308	1,826,638	2,003,559

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$25.164	$24.094	$20.193	$20.302	$18.544
Accumulation Unit Value, end of period	$25.534	$25.164	$24.094	$20.193	$20.302
Number of Accumulation Units outstanding, end of period	2,241,965	2,374,813	2,323,920	2,329,474	2,271,734

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$9.842	$12.100	$9.091	$8.718	$9.926
Accumulation Unit Value, end of period	$11.514	$9.842	$12.100	$9.091	$8.718
Number of Accumulation Units outstanding, end of period	2,478,990	2,916,692	3,149,152	3,321,424	3,662,287

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$10.592	$10.869	$9.220	$11.470	$9.767
Accumulation Unit Value, end of period	$9.926	$10.592	$10.869	$9.220	$11.470
Number of Accumulation Units outstanding, end of period	3,774,855	3,879,134	3,548,338	3,268,898	2,538,069

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$29.938	$31.707	$29.952	$28.806	$27.777
Accumulation Unit Value, end of period	$39.090	$29.938	$31.707	$29.952	$28.806
Number of Accumulation Units outstanding, end of period	524,471	597,517	669,393	752,713	794,950

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$21.642	$21.291	$18.622	$17.652	$14.310
Accumulation Unit Value, end of period	$27.777	$21.642	$21.291	$18.622	$17.652
Number of Accumulation Units outstanding, end of period	845,062	978,477	991,086	898,045	2,538,069

(a)	Penn Series REIT Fund Subaccount prior to May 1, 2011.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$15.189	$17.036	$14.395	$13.590	$14.011
Accumulation Unit Value, end of period	$18.453	$15.189	$17.036	$14.395	$13.590
Number of Accumulation Units outstanding, end of period	530,892	622,193	676,199	725,985	792,576

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$13.313	$11.028	$9.689	$10.203	$8.927
Accumulation Unit Value, end of period	$14.011	$13.313	$11.028	$9.689	$10.203
Number of Accumulation Units outstanding, end of period	871,718	949,194	1,031,049	1,009,076	937,634

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$15.911	$17.517	$15.114	$14.262	$14.637
Accumulation Unit Value, end of period	$19.092	$15.911	$17.517	$15.114	$14.262
Number of Accumulation Units outstanding, end of period	2,387,054	2,800,273	3,012,117	2,563,873	2,978,004

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$13.973	$11.897	$10.623	$10.975	$9.724
Accumulation Unit Value, end of period	$14.637	$13.973	$11.897	$10.623	$10.975
Number of Accumulation Units outstanding, end of period	3,237,619	3,379,450	3,785,565	3,531,723	3,237,725

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$14.529	$15.664	$13.941	$13.223	$13.491
Accumulation Unit Value, end of period	$16.987	$14.529	$15.664	$13.941	$13.223
Number of Accumulation Units outstanding, end of period	3,373,948	4,130,012	4,597,649	5,364,148	6,140,645

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$12.958	$11.522	$10.539	$10.623	$9.602
Accumulation Unit Value, end of period	$13.491	$12.958	$11.522	$10.539	$10.623
Number of Accumulation Units outstanding, end of period	6,818,957	7,507,712	7,976,884	7,667,673	7,541,039

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$13.571	$14.265	$13.159	$12.591	$12.803
Accumulation Unit Value, end of period	$15.359	$13.571	$14.265	$13.159	$12.591
Number of Accumulation Units outstanding, end of period	1,162,786	1,238,360	1,366,819	1,614,066	1,778,295

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$12.371	$11.478	$10.753	$10.621	$9.857
Accumulation Unit Value, end of period	$12.803	$12.371	$11.478	$10.753	$10.621
Number of Accumulation Units outstanding, end of period	2,158,055	2,569,346	2,814,011	3,074,822	2,732,069

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Accumulation Unit Value, beginning of period	$12.428	$12.782	$12.191	$11.812	$11.975
Accumulation Unit Value, end of period	$13.580	$12.428	$12.782	$12.191	$11.812
Number of Accumulation Units outstanding, end of period	863,702	928,834	1,041,025	1,228,683	1,593,447

	Year Ended December 31,
	2014	2013	2012	2011	2010
Accumulation Unit Value, beginning of period	$11.710	$11.377	$10.944	$10.685	$10.142
Accumulation Unit Value, end of period	$11.975	$11.710	$11.377	$10.944	$10.685
Number of Accumulation Units outstanding, end of period	1,584,786	1,791,127	2,219,532	2,140,399	1,808,697

APPENDIX B

This appendix shows the date of availability by State of the version of the Purchasing Power Protector Benefit rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

B-1

APPENDIX C

This appendix applies to policies who elected the Purchasing Power Protector Benefit rider prior to the date of availability in the State of issue (see Appendix B):

Guaranteed Lifetime Withdrawal Benefit Rider. At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as either the Annuitant or the Joint Annuitant, if applicable, is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base.  The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the rider effective date; and

(2)	is each purchase payment received after the rider effective date.

Withdrawal Percentage.  For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each Contract Anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

Inflation Adjustment.  The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each Contract Anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor.  The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between Contract Anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following Contract Anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date.  The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third Contract Anniversary starting with the rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the Contract Anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction.  If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

Waiting Bonus.  In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified Contract Anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
1 - 5	0%
6 - 10	0.5%
11 and later	1.0%

Effect of Withdrawals Less Than the Withdrawal Amount.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount.  If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Annuity Payments.  The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)

request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero.  If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees.  The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement.  Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Death Benefit Enhancement Benefit Base.  For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of:

(i)	10 years from the Contract Date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(2)

is each purchase payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of:

(i)	10 years from the Contract Date,

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

(iii)	the date of the first withdrawal; and

(c)	the highest Contract Value as of a Contract Anniversary until the earliest of:

(i)	10 years from the Contract Date,

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

(iii)	the date of the first withdrawal.

Purchase payments made after the date of the first withdrawal will increase the Death Benefit Enhancement Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.

The Joint Annuitant has the option of continuing the contract. If no withdrawals have been taken, the successor owner may elect to convert the guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

The Joint Annuitant also has the option to surrender the Contract and receive a Death Benefit equal to the Contract Value, and the Contract and rider terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the Contract and rider are terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Termination of Rider.  This Rider will terminate:

(a)	on any Contract Anniversary, after the third Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

cP Penn Mutual. Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose -to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come. Penn Freedom Variable Annuity is issued by The Penn Mutual Life Insurance Company on Policy Form LVA-01 and state variations thereof. © 2020The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com PM8666 05/20

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2020

PENN FREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

PO BOX 178 PHILADELPHIA, PENNSYLVANIA 19105 • TELEPHONE (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus dated May 1, 2020 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the prospectus and this SAI). To obtain the prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this SAI have the same meaning as in the prospectus.

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the Contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the Valuation Period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

Value of Annuity Units

The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the asset based contract administration charge. On an annual basis, the sum of such charges equals 1.45% of the daily net asset value of the Subaccount.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the Contract. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange (“NYSE”) is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contract and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, LLC (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, Pennsylvania 19044. For 2019, 2018, and 2017, Penn Mutual paid to HTK underwriting commissions of approximately $6,426, $21,656, and $23,653, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 5% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid.

CUSTODIAN

Penn Mutual is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company as of December 31, 2019 and 2018 and for each of the two years in the period ended December 31, 2019, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2019 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear on the following pages. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contract.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2019

and for the periods presented

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Conservative Allocation Fund, High Income Bond Fund II, Financial Services Fund, Health Care Fund, Russell 2000 1.5x Strategy Fund, Nova Fund, NASDAQ-100 Fund, Technology Fund, Inverse S&P 500 Strategy Fund, Government Long Bond 1.2x Strategy Fund, U.S. Government Money Market Fund, Utilities Fund, Equity Income Portfolio II, and International Stock Portfolio (constituting Penn Mutual Variable Annuity Account III, hereafter collectively referred to as the “Subaccounts”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinions.

April 6th, 2020

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Annuity Account III since 2004.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Assets:
Investments at fair value	$86,742,776	$72,556,323	$221,186,759	$121,189,955
Dividends receivable	79,146	—	—	—
Receivable for securities sold	183,029	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	633,356	2,811,457	703,197

Total Net Assets	$87,004,951	$71,922,967	$218,375,302	$120,486,758

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$21,355,971	$13,310,616	$47,776,450	$26,189,104
Diversifier II/Optimizer/Retirement Planner VA	2,517,460	1,496,100	5,928,800	7,101,842
Inflation Protector Variable Annuity	3,782,520	4,145,407	17,166,664	8,553,363
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	7,100,133	7,050,339	18,045,795	9,199,543
PennFreedom	19,260,001	24,847,865	50,356,333	19,517,056
Smart Foundation Flex	6,132,428	4,988,063	25,163,858	12,081,212
Smart Foundation Plus	13,007,208	7,779,117	24,436,359	18,913,001
Smart Foundation VA	13,849,230	8,305,460	29,448,965	18,869,018
Smart Foundation Advisory VA	—	—	52,078	62,619

Total Net Assets	$87,004,951	$71,922,967	$218,375,302	$120,486,758

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$10.69	$13.95	$19.98	$29.59

Diversifier II/Optimizer/Retirement Planner VA	$22.17	$17.72	$45.39	$105.99

Inflation Protector Variable Annuity	$8.76	$9.84	$11.78	$15.95

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$10.71	$14.10	$20.19	$29.90

PennFreedom	$9.49	$12.27	$16.71	$28.21

Smart Foundation Flex	$8.96	$9.87	$11.05	$14.84

Smart Foundation Plus	$9.00	$9.91	$11.09	$14.90

Smart Foundation VA	$9.14	$10.07	$11.27	$15.14

Smart Foundation Advisory VA	$10.10	$10.69	$11.28	$12.00

Number of Shares	87,004,951	5,592,766	13,639,931	8,086,360
Cost of Investments	$87,004,951	$67,545,558	$190,066,897	$94,182,979

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
Assets:
Investments at fair value	$4,029,528,834	$58,085,927	$249,778,309	$33,921,888
Dividends receivable	—	—	—	—
Receivable for securities sold	31,662	—	1,205,037	224,977

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	36,966	—	—

Total Net Assets	$4,029,560,496	$58,048,961	$250,983,346	$34,146,865

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$616,699,143	$9,474,598	$47,014,673	$7,159,761
Diversifier II/Optimizer/Retirement Planner VA	170,291,245	7,551,933	27,592,485	1,760,343
Inflation Protector Variable Annuity	369,009,542	4,311,247	8,297,902	1,018,830
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	208,100,902	5,962,202	16,359,741	2,883,409
PennFreedom	637,092,266	9,370,363	33,725,663	6,170,616
Smart Foundation Flex	517,820,834	6,477,547	26,734,266	4,243,556
Smart Foundation Plus	645,731,757	6,822,317	46,156,200	6,033,244
Smart Foundation VA	864,109,845	8,078,754	45,102,416	4,877,106
Smart Foundation Advisory VA	704,962	—	—	—

Total Net Assets	$4,029,560,496	$58,048,961	$250,983,346	$34,146,865

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$62.85	$21.10	$19.41	$23.08

Diversifier II/Optimizer/Retirement Planner VA*	$383.17	$21.46	$134.85	$23.70

Inflation Protector Variable Annuity	$25.02	$20.25	$33.66	$26.49

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$63.52	$21.22	$19.61	$23.28

PennFreedom	$45.20	$20.98	$27.51	$22.87

Smart Foundation Flex	$22.27	$18.10	$29.51	$24.73

Smart Foundation Plus	$22.36	$18.17	$29.63	$24.83

Smart Foundation VA	$22.72	$18.46	$30.10	$25.22

Smart Foundation Advisory VA	$14.22	$13.34	$16.94	$17.82

Number of Shares	61,567,005	2,443,138	4,816,414	1,364,783
Cost of Investments	$2,294,690,219	$38,147,072	$145,761,177	$21,526,493

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $133.73

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
Assets:
Investments at fair value	$71,177,316	$97,139,367	$74,178,266	$290,195,920
Dividends receivable	—	—	—	—
Receivable for securities sold	—	186,568	375,553	1,827,322

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	266,566	—	—	—

Total Net Assets	$70,910,750	$97,325,935	$74,553,819	$292,023,242

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$11,189,349	$16,516,010	$17,362,390	$46,670,379
Diversifier II/Optimizer/Retirement Planner VA	21,388,232	22,198,471	9,850,649	18,369,156
Inflation Protector Variable Annuity	1,513,442	3,068,231	2,289,017	25,111,557
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	7,302,279	7,410,898	7,738,101	22,775,904
PennFreedom	7,091,958	21,936,030	15,117,992	55,226,396
Smart Foundation Flex	4,035,601	6,351,183	7,628,477	31,407,765
Smart Foundation Plus	7,977,862	12,670,406	5,693,048	40,794,964
Smart Foundation VA	10,412,027	7,174,706	8,874,145	51,667,121
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$70,910,750	$97,325,935	$74,553,819	$292,023,242

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$24.40	$24.04	$19.46	$27.90

Diversifier II/Optimizer/Retirement Planner VA	$24.82	$101.77	$19.79	$44.29

Inflation Protector Variable Annuity	$29.46	$21.84	$23.02	$29.08

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$24.54	$24.30	$19.57	$28.19

PennFreedom	$24.26	$22.88	$19.35	$30.18

Smart Foundation Flex	$26.34	$20.15	$21.80	$25.43

Smart Foundation Plus	$26.45	$20.23	$21.89	$25.53

Smart Foundation VA	$26.88	$20.56	$22.24	$25.94

Smart Foundation Advisory VA	$17.27	$12.91	$13.79	$14.99

Number of Shares	2,486,352	3,004,814	3,301,763	10,696,822
Cost of Investments	$40,323,064	$63,378,227	$46,461,477	$180,258,714

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Mid Cap	Mid Cap	Mid Core	SMID Cap
	Growth	Value	Value	Growth
	Fund	Fund	Fund	Fund
Assets:
Investments at fair value	$102,399,878	$82,336,165	$45,482,513	$55,720,792
Dividends receivable	—	—	—	—
Receivable for securities sold	252,529	—	—	547,348

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	366,471	71,814	—

Total Net Assets	$102,652,407	$81,969,694	$45,410,699	$56,268,140

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$22,094,899	$17,896,085	$9,180,216	$5,740,409
Diversifier II/Optimizer/Retirement Planner VA	7,984,518	8,165,213	1,669,307	640,205
Inflation Protector Variable Annuity	2,023,992	3,716,245	2,103,054	3,318,529
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	8,849,721	5,788,382	4,346,403	3,321,236
PennFreedom	23,431,893	13,886,770	10,356,415	12,697,278
Smart Foundation Flex	6,757,936	9,673,997	3,872,845	10,768,140
Smart Foundation Plus	18,573,749	14,540,059	6,616,887	7,926,381
Smart Foundation VA	12,935,699	8,302,943	7,265,572	11,855,962
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$102,652,407	$81,969,694	$45,410,699	$56,268,140

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$19.92	$38.31	$30.87	$29.33

Diversifier II/Optimizer/Retirement Planner VA	$43.92	$50.44	$31.70	$29.84

Inflation Protector Variable Annuity	$27.40	$21.15	$25.47	$28.29

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$20.11	$38.72	$31.14	$29.50

PennFreedom	$31.99	$31.98	$30.59	$29.17

Smart Foundation Flex	$24.00	$19.40	$22.30	$25.06

Smart Foundation Plus	$24.10	$19.48	$22.39	$25.16

Smart Foundation VA	$24.48	$19.79	$22.75	$25.56

Smart Foundation Advisory VA	$17.37	$11.52	$12.34	$16.43

Number of Shares	3,913,550	3,099,043	1,685,624	1,636,177
Cost of Investments	$63,633,758	$59,464,727	$33,444,978	$39,733,033

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$44,067,717	$75,599,851	$140,084,789	$57,384,527
Dividends receivable	—	—	—	—
Receivable for securities sold	49,602	47,829	291,374	450,768

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$44,117,319	$75,647,680	$140,376,163	$57,835,295

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$5,029,387	$18,473,384	$32,856,198	$5,828,757
Diversifier II/Optimizer/Retirement Planner VA	1,164,821	8,648,487	12,379,014	553,058
Inflation Protector Variable Annuity	5,622,691	1,813,227	5,639,313	6,137,046
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	3,673,894	6,185,203	10,888,693	2,865,537
PennFreedom	8,921,944	10,727,446	36,200,051	12,664,381
Smart Foundation Flex	5,677,206	4,968,825	11,140,488	9,097,918
Smart Foundation Plus	6,065,654	15,668,931	16,953,102	7,513,733
Smart Foundation VA	7,961,722	9,110,100	14,319,304	13,174,865
Smart Foundation Advisory VA	—	52,077	—	—

Total Net Assets	$44,117,319	$75,647,680	$140,376,163	$57,835,295

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$24.33	$29.89	$54.05	$21.65

Diversifier II/Optimizer/Retirement Planner VA	$24.74	$56.57	$80.19	$22.02

Inflation Protector Variable Annuity	$22.86	$23.20	$24.94	$23.68

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$24.46	$30.20	$54.62	$21.77

PennFreedom	$24.19	$18.23	$41.95	$21.52

Smart Foundation Flex	$21.02	$22.39	$21.02	$20.66

Smart Foundation Plus	$21.11	$22.48	$21.10	$20.74

Smart Foundation VA	$21.45	$22.84	$21.44	$21.08

Smart Foundation Advisory VA	$11.35	$15.08	$11.75	$12.40

Number of Shares	1,555,069	1,594,261	3,570,096	2,293,231
Cost of Investments	$36,384,765	$53,812,437	$97,949,516	$45,580,514

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Assets:
Investments at fair value	$54,801,113	$194,430,720	$88,849,622	$97,052,798
Dividends receivable	—	—	—	—
Receivable for securities sold	402,003	365,882	1,326,243	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	1,302,879

Total Net Assets	$55,203,116	$194,796,602	$90,175,865	$95,749,919

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$6,366,212	$50,244,492	$17,894,271	$18,633,703
Diversifier II/Optimizer/Retirement Planner VA	561,891	18,776,120	3,038,475	3,436,590
Inflation Protector Variable Annuity	7,293,340	8,488,445	6,246,076	8,409,900
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	3,682,383	16,520,975	7,056,032	6,874,745
PennFreedom	14,703,526	47,137,823	28,544,198	20,501,536
Smart Foundation Flex	7,626,411	14,900,607	8,468,233	10,340,058
Smart Foundation Plus	4,080,433	19,528,580	8,899,681	12,479,565
Smart Foundation VA	10,888,920	19,130,123	10,028,899	15,073,822
Smart Foundation Advisory VA	—	69,437	—	—

Total Net Assets	$55,203,116	$194,796,602	$90,175,865	$95,749,919

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.67	$27.15	$11.58	$39.44

Diversifier II/Optimizer/Retirement Planner VA	$12.89	$60.97	$11.78	$40.50

Inflation Protector Variable Annuity	$14.12	$18.15	$11.29	$23.34

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$12.74	$27.44	$11.65	$39.79

PennFreedom	$12.60	$34.47	$11.51	$39.09

Smart Foundation Flex	$15.09	$16.83	$12.24	$20.75

Smart Foundation Plus	$15.15	$16.90	$12.29	$20.84

Smart Foundation VA	$15.40	$17.17	$12.49	$21.17

Smart Foundation Advisory VA	$12.80	$14.60	$13.07	$13.47

Number of Shares	3,732,462	5,737,750	6,669,812	3,513,759
Cost of Investments	$46,707,840	$129,616,669	$76,626,608	$64,996,556

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets:
Investments at fair value	$68,776,913	$220,156,728	$283,759,393	$90,654,854
Dividends receivable	—	—	—	—
Receivable for securities sold	8,159	23,082	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	8,694	59,397

Total Net Assets	$68,785,072	$220,179,810	$283,750,699	$90,595,457

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$12,623,450	$45,963,489	$50,278,554	$17,885,381
Diversifier II/Optimizer/Retirement Planner VA	654,590	1,480,117	2,949,383	2,382,894
Inflation Protector Variable Annuity	11,188,144	27,049,263	32,234,902	8,814,010
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	3,779,749	18,003,054	30,975,291	9,558,481
PennFreedom	9,796,301	45,573,938	57,314,635	17,858,885
Smart Foundation Flex	8,480,122	34,926,088	36,591,508	7,448,883
Smart Foundation Plus	9,022,748	20,458,075	34,557,766	16,351,445
Smart Foundation VA	13,239,968	26,725,786	38,848,660	10,295,478
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$68,785,072	$220,179,810	$283,750,699	$90,595,457

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$18.56	$19.20	$17.08	$15.45

Diversifier II/Optimizer/Retirement Planner VA	$18.88	$19.53	$17.38	$15.71

Inflation Protector Variable Annuity	$19.97	$18.87	$16.91	$14.88

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.66	$19.31	$17.18	$15.53

PennFreedom	$18.45	$19.09	$16.99	$15.36

Smart Foundation Flex	$18.56	$17.55	$15.77	$14.00

Smart Foundation Plus	$18.64	$17.62	$15.83	$14.05

Smart Foundation VA	$18.94	$17.90	$16.08	$14.28

Smart Foundation Advisory VA	$13.23	$13.04	$12.58	$12.05

Number of Shares	3,212,754	9,980,952	14,514,102	5,153,325
Cost of Investments	$49,761,855	$150,205,845	$194,211,026	$71,054,623

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Conservative Allocation Fund	High Income Bond Fund II	Financial Services Fund†	Health Care Fund††
Assets:
Investments at fair value	$55,545,802	$83,478	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	21,128	102	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$55,566,930	$83,580	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$13,898,872	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	488,524	—	—	—
Inflation Protector Variable Annuity	2,999,170	—	—	—
Olympia XT Advisor	—	83,580	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	5,854,796	—	—	—
PennFreedom	11,729,333	—	—	—
Smart Foundation Flex	2,819,410	—	—	—
Smart Foundation Plus	11,940,664	—	—	—
Smart Foundation VA	5,836,161	—	—	—
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$55,566,930	$83,580	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$13.66	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$13.89	$—	$—	$—

Inflation Protector Variable Annuity	$12.72	$—	$—	$—

Olympia XT Advisor	$—	$27.52	$14.32	$35.54

Penn Freedom Advisor	$—	$26.56	$13.82	$34.31

Pennant Select	$13.74	$—	$—	$—

PennFreedom	$13.58	$—	$—	$—

Smart Foundation Flex	$12.18	$—	$—	$—

Smart Foundation Plus	$12.23	$—	$—	$—

Smart Foundation VA	$12.43	$—	$—	$—

Smart Foundation Advisory VA	$11.50	$—	$—	$—

Number of Shares	3,582,652	12,799	—	—
Cost of Investments	$48,754,466	$80,639	$—	$—

†	Financial Services Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Russell 2000 1.5x Strategy Fund†††	Nova Fund††††	NASDAQ-100 Fund†††††	Technology Fund††††††
Assets:
Investments at fair value	$—	$—	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$—	$—	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$28.76	$34.23	$48.44	$34.45

Penn Freedom Advisor	$27.76	$33.04	$46.76	$33.26

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Smart Foundation Advisory VA	$—	$—	$—	$—

Number of Shares	—	—	—	—
Cost of Investments	$—	$—	$—	$—

†††	Russell 2000 1.5x Strategy Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††	Nova Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
†††††	NASDAQ-100 Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††††	Technology Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Inverse S&P 500 Strategy Fund†††††††	Government Long Bond 1.2x Strategy Fund††††††††	U.S. Government Money Market Fund†††††††††	Utilites Fund††††††††††
Assets:
Investments at fair value	$—	$—	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$—	$—	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$1.28	$23.40	$8.88	$25.76

Penn Freedom Advisor	$1.23	$22.59	$8.57	$24.87

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Smart Foundation Advisory VA	$—	$—	$—	$—

Number of Shares	—	—	—	—
Cost of Investments	$—	$—	$—	$—

†††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
†††††††††	U.S. Government Money Market Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††††††††	Utilities Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2019

(continued)

	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$136,978	$38,802
Dividends receivable	—	—
Receivable for securities sold	166	47

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—
Payable for securities purchased	—	—

Total Net Assets	$137,144	$38,849

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—
Inflation Protector Variable Annuity	—	—
Olympia XT Advisor	137,144	38,849
Penn Freedom Advisor	—	—
Pennant Select	—	—
PennFreedom	—	—
Smart Foundation Flex	—	—
Smart Foundation Plus	—	—
Smart Foundation VA	—	—
Smart Foundation Advisory VA	—	—

Total Net Assets	$137,144	$38,849

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—

Inflation Protector Variable Annuity	$—	$—

Olympia XT Advisor	$24.98	$21.62

Penn Freedom Advisor	$24.45	$20.87

Pennant Select	$—	$—

PennFreedom	$—	$—

Smart Foundation Flex	$—	$—

Smart Foundation Plus	$—	$—

Smart Foundation VA	$—	$—

Smart Foundation Advisory VA	$—	$—

Number of Shares	5,078	2,487
Cost of Investments	$141,211	$37,109

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$1,278,676	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	1,060,813	963,438	2,941,748	1,588,439	51,229,290
Contract administration charges	117,470	107,731	322,710	168,838	5,470,673

Net investment income (loss)	100,393	(1,071,169)	(3,264,458)	(1,757,277)	(56,699,963)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	1,877,921	7,703,592	6,311,730	243,192,621
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	1,877,921	7,703,592	6,311,730	243,192,621
Net change in unrealized gain (loss) of investments	—	1,644,462	11,871,987	10,969,817	573,099,204

Net realized and unrealized gain (loss) on investments	—	3,522,383	19,575,579	17,281,547	816,291,825

Net increase (decrease) in net assets resulting from operations	$100,393	$2,451,214	$16,311,121	$15,524,270	$759,591,862

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	759,378	3,193,540	420,542	930,063	1,281,625
Contract administration charges	75,153	321,799	45,317	75,389	114,416

Net investment income (loss)	(834,531)	(3,515,339)	(465,859)	(1,005,452)	(1,396,041)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	4,649,173	26,048,626	4,903,549	9,568,328	9,365,892
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	4,649,173	26,048,626	4,903,549	9,568,328	9,365,892
Net change in unrealized gain (loss) of investments	6,520,105	36,659,837	5,642,085	7,370,755	11,361,924

Net realized and unrealized gain (loss) on investments	11,169,278	62,708,463	10,545,634	16,939,083	20,727,816

Net increase (decrease) in net assets resulting from operations	$10,334,747	$59,193,124	$10,079,775	$15,933,631	$19,331,775

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	953,034	3,660,637	1,193,015	1,218,097	587,227
Contract administration charges	95,493	386,168	125,062	124,500	64,391

Net investment income (loss)	(1,048,527)	(4,046,805)	(1,318,077)	(1,342,597)	(651,618)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	7,718,504	30,682,843	10,523,505	10,369,004	3,544,026
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	7,718,504	30,682,843	10,523,505	10,369,004	3,544,026
Net change in unrealized gain (loss) of investments	11,109,139	43,194,157	17,530,924	4,139,347	7,640,855

Net realized and unrealized gain (loss) on investments	18,827,643	73,877,000	28,054,429	14,508,351	11,184,881

Net increase (decrease) in net assets resulting from operations	$17,779,116	$69,830,195	$26,736,352	$13,165,754	$10,533,263

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	726,962	596,717	886,431	1,970,660	764,620
Contract administration charges	79,864	64,416	88,675	206,451	84,231

Net investment income (loss)	(806,826)	(661,133)	(975,106)	(2,177,111)	(848,851)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	5,083,004	2,506,839	6,793,457	20,291,463	4,369,242
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	5,083,004	2,506,839	6,793,457	20,291,463	4,369,242
Net change in unrealized gain (loss) of investments	11,603,476	5,546,277	9,098,787	10,777,582	7,966,785

Net realized and unrealized gain (loss) on investments	16,686,480	8,053,116	15,892,244	31,069,045	12,336,027

Net increase (decrease) in net assets resulting from operations	$15,879,654	$7,391,983	$14,917,138	$28,891,934	$11,487,176

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	742,416	2,488,109	1,184,104	1,250,026	906,385
Contract administration charges	82,253	258,395	129,798	136,030	99,506

Net investment income (loss)	(824,669)	(2,746,504)	(1,313,902)	(1,386,056)	(1,005,891)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,326,592	13,669,148	2,494,615	8,390,335	3,896,145
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,326,592	13,669,148	2,494,615	8,390,335	3,896,145
Net change in unrealized gain (loss) of investments	8,170,479	32,973,671	12,795,934	17,406,638	9,920,523

Net realized and unrealized gain (loss) on investments	10,497,071	46,642,819	15,290,549	25,796,973	13,816,668

Net increase (decrease) in net assets resulting from operations	$9,672,402	$43,896,315	$13,976,647	$24,410,917	$12,810,777

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund	High Income Bond Fund II
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$4,812

Expense:
Mortality and expense risk charges	2,969,062	3,823,467	1,198,920	728,954	1,003
Contract administration charges	329,581	424,004	131,398	81,906	120

Net investment income (loss)	(3,298,643)	(4,247,471)	(1,330,318)	(810,860)	3,689

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	15,958,279	18,573,377	3,699,752	2,323,294	2
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	15,958,279	18,573,377	3,699,752	2,323,294	2
Net change in unrealized gain (loss) of investments	27,063,024	30,165,206	8,649,353	3,361,718	5,899

Net realized and unrealized gain (loss) on investments	43,021,303	48,738,583	12,349,105	5,685,012	5,901

Net increase (decrease) in net assets resulting from operations	$39,722,660	$44,491,112	$11,018,787	$4,874,152	$9,590

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	Financial Services Fund†	Health Care Fund††	Russell 2000 1.5x Strategy Fund†††	Nova Fund†††	NASDAQ-100 Fund††††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	—	—	—	—	—
Contract administration charges	—	—	—	—	—

Net investment income (loss)	—	—	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	—	—	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	—	—	—
Net change in unrealized gain (loss) of investments	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$—	$—

†	Financial Services Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
†††	Russell 2000 1.5x Strategy Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††	Nova Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
†††††	NASDAQ-100 Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	Technology Fund††††††††	Inverse S&P 500 Strategy Fund†††††††††	Government Long Bond 1.2x Strategy Fund††††††††††	U.S. Government Money Market Fund†††††††††††	Utilites Fund††††††††††††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$20	$—

Expense:
Mortality and expense risk charges	—	—	—	31	—
Contract administration charges	—	—	—	3	—

Net investment income (loss)	—	—	—	(14)	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	—	—	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	—	—	—
Net change in unrealized gain (loss) of investments	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$(14)	$—

††††††††	Technology Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
†††††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
†††††††††††	U.S. Government Money Market Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††††††††††	Utilities Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2019

(continued)

	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$2,608	$864

Expense:
Mortality and expense risk charges	1,568	439
Contract administration charges	188	53

Net investment income (loss)	852	372

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(124)	(2)
Realized gains distributions	8,125	1,541

Net realized gain (loss) from investment transactions	8,001	1,539
Net change in unrealized gain (loss) of investments	17,964	6,109

Net realized and unrealized gain (loss) on investments	25,965	7,648

Net increase (decrease) in net assets resulting from operations	$26,817	$8,020

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$100,393	$(620,737)	$(1,071,169)	$(1,142,236)	$(3,264,458)	$(3,456,143)
Net realized gains (losses) from investment transactions	—	—	1,877,921	1,038,073	7,703,592	6,236,668
Net change in unrealized gain (loss) of investments	—	—	1,644,462	43,746	11,871,987	(6,733,619)

Net increase (decrease) in net assets resulting from operations	100,393	(620,737)	2,451,214	(60,417)	16,311,121	(3,953,094)

Variable Annuity Activities:
Purchase payments	9,502,659	8,494,754	4,321,435	2,687,011	8,413,577	7,891,520
Surrender benefits	(55,017,328)	(38,771,434)	(12,175,514)	(9,100,616)	(32,585,958)	(24,677,278)
Net transfers	50,466,615	50,841,937	5,804,484	1,423,784	14,292,315	(5,790,315)
Payments for supplementary contracts without life contingency	—	—	—	—	(63)	(255)
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(781,468)	(709,037)	(646,471)	(678,639)	(1,940,618)	(2,030,953)
Annuity benefits	(1,380,531)	(791,075)	(2,213,957)	(631,364)	(3,241,824)	(2,236,037)

Net increase (decrease) in net assets resulting from variable annuity activities	2,789,947	19,065,145	(4,910,023)	(6,299,824)	(15,062,571)	(26,843,318)

Total increase (decrease) in net assets	2,890,340	18,444,408	(2,458,809)	(6,360,241)	1,248,550	(30,796,412)
Net Assets:
Beginning of year	84,114,611	65,670,203	74,381,776	80,742,017	217,126,752	247,923,164

End of year	$87,004,951	$84,114,611	$71,922,967	$74,381,776	$218,375,302	$217,126,752

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,757,277)	$(1,838,442)	$(56,699,963)	$(52,778,785)	$(834,531)	$(840,388)
Net realized gains (losses) from investment transactions	6,311,730	7,025,126	243,192,621	215,009,867	4,649,173	3,854,911
Net change in unrealized gain (loss) of investments	10,969,817	(9,705,529)	573,099,204	(193,518,427)	6,520,105	(5,330,543)

Net increase (decrease) in net assets resulting from operations	15,524,270	(4,518,845)	759,591,862	(31,287,345)	10,334,747	(2,316,020)

Variable Annuity Activities:
Purchase payments	4,092,786	4,976,018	244,512,176	172,150,970	2,337,591	1,966,966
Surrender benefits	(14,494,189)	(12,643,176)	(339,473,351)	(264,443,293)	(6,906,171)	(5,381,627)
Net transfers	4,730,697	(330,586)	69,203,981	3,213,085	4,648	(165,977)
Payments for supplementary contracts without life contingency	(101)	(406)	(505)	(1,984)	—	—
Payments for supplementary contracts with life contingency	0	(1,111)	—	(2,263)	—	—
Contract administration charges	(1,060,103)	(1,083,130)	(35,134,694)	(32,826,653)	(447,702)	(448,862)
Annuity benefits	(1,502,529)	(1,905,543)	(32,261,475)	(24,577,572)	(418,982)	(458,126)

Net increase (decrease) in net assets resulting from variable annuity activities	(8,233,439)	(10,987,934)	(93,153,868)	(146,487,710)	(5,430,616)	(4,487,626)

Total increase (decrease) in net assets	7,290,831	(15,506,779)	666,437,994	(177,775,055)	4,904,131	(6,803,646)
Net Assets:
Beginning of year	113,195,927	128,702,706	3,363,122,502	3,540,897,557	53,144,830	59,948,476

End of year	$120,486,758	$113,195,927	$4,029,560,496	$3,363,122,502	$58,048,961	$53,144,830

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(3,515,339)	$(3,507,160)	$(465,859)	$(454,525)	$(1,005,452)	$(952,134)
Net realized gains (losses) from investment transactions	26,048,626	25,515,016	4,903,549	3,325,681	9,568,328	7,738,087
Net change in unrealized gain (loss) of investments	36,659,837	(26,754,452)	5,642,085	(3,035,115)	7,370,755	(5,408,861)

Net increase (decrease) in net assets resulting from operations	59,193,124	(4,746,596)	10,079,775	(163,959)	15,933,631	1,377,092

Variable Annuity Activities:
Purchase payments	13,734,828	11,749,409	3,203,300	927,954	5,433,600	3,019,640
Surrender benefits	(24,554,709)	(22,544,081)	(4,464,109)	(4,537,765)	(8,039,389)	(7,664,873)
Net transfers	(7,197,030)	(244,555)	(2,571,819)	2,475,789	(4,060,079)	1,524,598
Payments for supplementary contracts without life contingency	(324)	(1,311)	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(1,945,868)	(1,858,746)	(256,621)	(242,932)	(403,744)	(351,997)
Annuity benefits	(965,402)	(1,776,707)	(280,137)	(40,900)	(741,307)	(689,470)

Net increase (decrease) in net assets resulting from variable annuity activities	(20,928,505)	(14,675,991)	(4,369,386)	(1,417,854)	(7,810,919)	(4,162,102)

Total increase (decrease) in net assets	38,264,619	(19,422,587)	5,710,389	(1,581,813)	8,122,712	(2,785,010)
Net Assets:
Beginning of year	212,718,727	232,141,314	28,436,476	30,018,289	62,788,038	65,573,048

End of year	$250,983,346	$212,718,727	$34,146,865	$28,436,476	$70,910,750	$62,788,038

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,396,041)	$(1,593,057)	$(1,048,527)	$(1,129,927)	$(4,046,805)	$(4,152,955)
Net realized gains (losses) from investment transactions	9,365,892	9,830,787	7,718,504	7,442,224	30,682,843	26,996,718
Net change in unrealized gain (loss) of investments	11,361,924	(17,593,219)	11,109,139	(11,998,208)	43,194,157	(38,576,022)

Net increase (decrease) in net assets resulting from operations	19,331,775	(9,355,489)	17,779,116	(5,685,911)	69,830,195	(15,732,259)

Variable Annuity Activities:
Purchase payments	1,306,952	1,119,874	2,959,485	1,422,279	12,648,707	8,958,222
Surrender benefits	(14,805,514)	(12,861,991)	(9,875,721)	(8,701,319)	(32,860,089)	(27,603,027)
Net transfers	(1,521,207)	(547,019)	(3,028,270)	(689,009)	(1,784,574)	4,111,979
Payments for supplementary contracts without life contingency	(256)	(1,065)	—	—	(179)	(733)
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(615,189)	(697,266)	(521,788)	(543,303)	(2,493,132)	(2,498,193)
Annuity benefits	(1,146,505)	(859,150)	(810,104)	(938,115)	(4,059,088)	(1,746,718)

Net increase (decrease) in net assets resulting from variable annuity activities	(16,781,719)	(13,846,617)	(11,276,398)	(9,449,467)	(28,548,355)	(18,778,470)

Total increase (decrease) in net assets	2,550,056	(23,202,106)	6,502,718	(15,135,378)	41,281,840	(34,510,729)
Net Assets:
Beginning of year	94,775,879	117,977,985	68,051,101	83,186,479	250,741,402	285,252,131

End of year	$97,325,935	$94,775,879	$74,553,819	$68,051,101	$292,023,242	$250,741,402

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(continued)

	Mid Cap Growth Fund		Mid Cap Value Fund		Mid Core Value Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,318,077)	$(1,197,059)	$(1,342,597)	$(1,639,365)	$(651,618)	$(740,462)
Net realized gains (losses) from investment transactions	10,523,505	8,488,597	10,369,004	9,118,522	3,544,026	4,163,384
Net change in unrealized gain (loss) of investments	17,530,924	(7,845,156)	4,139,347	(25,170,566)	7,640,855	(10,391,570)

Net increase (decrease) in net assets resulting from operations	26,736,352	(553,618)	13,165,754	(17,691,409)	10,533,263	(6,968,648)

Variable Annuity Activities:
Purchase payments	4,968,703	3,129,081	2,288,021	4,056,024	1,319,443	1,334,322
Surrender benefits	(8,680,801)	(7,766,687)	(9,356,901)	(9,367,422)	(5,127,000)	(4,905,046)
Net transfers	6,407,358	1,179,050	(14,024,451)	(1,786,201)	(2,346,763)	(484,441)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(726,681)	(636,855)	(721,146)	(836,951)	(461,322)	(482,358)
Annuity benefits	(718,698)	(522,226)	(417,535)	(805,139)	(500,505)	(494,259)

Net increase (decrease) in net assets resulting from variable annuity activities	1,249,881	(4,617,637)	(22,232,012)	(8,739,689)	(7,116,147)	(5,031,782)

Total increase (decrease) in net assets	27,986,233	(5,171,255)	(9,066,258)	(26,431,098)	3,417,116	(12,000,430)
Net Assets:
Beginning of year	74,666,174	79,837,429	91,035,952	117,467,050	41,993,583	53,994,013

End of year	$102,652,407	$74,666,174	$81,969,694	$91,035,952	$45,410,699	$41,993,583

	SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(806,826)	$(784,008)	$(661,133)	$(784,280)	$(975,106)	$(923,171)
Net realized gains (losses) from investment transactions	5,083,004	3,677,357	2,506,839	3,460,343	6,793,457	6,073,935
Net change in unrealized gain (loss) of investments	11,603,476	(6,145,205)	5,546,277	(11,009,952)	9,098,787	(8,650,839)

Net increase (decrease) in net assets resulting from operations	15,879,654	(3,251,856)	7,391,983	(8,333,889)	14,917,138	(3,500,075)

Variable Annuity Activities:
Purchase payments	2,364,105	2,369,444	996,179	2,007,000	3,223,975	2,469,057
Surrender benefits	(4,879,280)	(4,254,989)	(4,812,931)	(4,496,776)	(7,282,122)	(6,089,448)
Net transfers	(2,370,559)	2,441,497	(1,420,600)	25,937	8,877,513	3,691,076
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(546,109)	(512,239)	(460,290)	(528,971)	(516,667)	(468,705)
Annuity benefits	(236,662)	(151,702)	(314,160)	(42,584)	(309,300)	(608,835)

Net increase (decrease) in net assets resulting from variable annuity activities	(5,668,505)	(107,989)	(6,011,802)	(3,035,394)	3,993,399	(1,006,855)

Total increase (decrease) in net assets	10,211,149	(3,359,845)	1,380,181	(11,369,283)	18,910,537	(4,506,930)
Net Assets:
Beginning of year	46,056,991	49,416,836	42,737,138	54,106,421	56,737,143	61,244,073

End of year	$56,268,140	$46,056,991	$44,117,319	$42,737,138	$75,647,680	$56,737,143

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(continued)

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(2,177,111)	$(2,590,637)	$(848,851)	$(923,213)	$(824,669)	$(902,783)
Net realized gains (losses) from investment transactions	20,291,463	17,530,130	4,369,242	4,635,456	2,326,592	2,578,305
Net change in unrealized gain (loss) of investments	10,777,582	(41,006,089)	7,966,785	(11,115,340)	8,170,479	(11,257,850)

Net increase (decrease) in net assets resulting from operations	28,891,934	(26,066,596)	11,487,176	(7,403,097)	9,672,402	(9,582,328)

Variable Annuity Activities:
Purchase payments	2,921,104	5,083,582	2,253,150	2,020,474	1,670,951	2,396,399
Surrender benefits	(17,887,391)	(15,412,563)	(5,727,253)	(5,605,680)	(6,417,908)	(5,381,841)
Net transfers	(18,680,305)	1,594,663	(1,650,688)	3,944,234	(902,985)	3,014,105
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	(2,032)	—	—	—	—
Contract administration charges	(1,262,184)	(1,412,912)	(619,119)	(643,049)	(629,367)	(657,644)
Annuity benefits	(742,926)	(1,361,847)	(950,279)	(65,359)	(752,295)	(255,090)

Net increase (decrease) in net assets resulting from variable annuity activities	(35,651,702)	(11,511,109)	(6,694,189)	(349,380)	(7,031,604)	(884,071)

Total increase (decrease) in net assets	(6,759,768)	(37,577,705)	4,792,987	(7,752,477)	2,640,798	(10,466,399)
Net Assets:
Beginning of year	147,135,931	184,713,636	53,042,308	60,794,785	52,562,318	63,028,717

End of year	$140,376,163	$147,135,931	$57,835,295	$53,042,308	$55,203,116	$52,562,318

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(2,746,504)	$(2,952,987)	$(1,313,902)	$(1,523,391)	$(1,386,056)	$(1,356,308)
Net realized gains (losses) from investment transactions	13,669,148	12,126,616	2,494,615	3,256,743	8,390,335	6,749,893
Net change in unrealized gain (loss) of investments	32,973,671	(37,676,333)	12,795,934	(22,507,907)	17,406,638	(10,595,796)

Net increase (decrease) in net assets resulting from operations	43,896,315	(28,502,704)	13,976,647	(20,774,555)	24,410,917	(5,202,211)

Variable Annuity Activities:
Purchase payments	5,117,239	5,104,169	2,127,076	4,549,342	3,421,714	3,531,585
Surrender benefits	(19,562,551)	(18,359,026)	(9,529,067)	(8,686,443)	(9,540,060)	(7,610,216)
Net transfers	(8,806,489)	2,043,480	(2,764,144)	(121,364)	(4,031,005)	(6,968,657)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	(1,862)
Contract administration charges	(1,538,567)	(1,615,612)	(896,616)	(1,014,816)	(825,029)	(810,732)
Annuity benefits	(1,436,197)	(985,878)	(483,497)	(432,813)	(603,230)	(542,200)

Net increase (decrease) in net assets resulting from variable annuity activities	(26,226,565)	(13,812,867)	(11,546,248)	(5,706,094)	(11,577,610)	(12,402,082)

Total increase (decrease) in net assets	17,669,750	(42,315,571)	2,430,399	(26,480,649)	12,833,307	(17,604,293)
Net Assets:
Beginning of year	177,126,852	219,442,423	87,745,466	114,226,115	82,916,612	100,520,905

End of year	$194,796,602	$177,126,852	$90,175,865	$87,745,466	$95,749,919	$82,916,612

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(continued)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,005,891)	$(1,050,456)	$(3,298,643)	$(3,557,820)	$(4,247,471)	$(4,619,144)	$(1,330,318)	$(1,362,233)
Net realized gains (losses) from investment transactions	3,896,145	3,842,575	15,958,279	14,217,989	18,573,377	16,907,932	3,699,752	3,737,704
Net change in unrealized gain (loss) of investments	9,920,523	(10,353,556)	27,063,024	(31,772,862)	30,165,206	(34,310,379)	8,649,353	(6,882,024)

Net increase (decrease) in net assets resulting from operations	12,810,777	(7,561,437)	39,722,660	(21,112,693)	44,491,112	(22,021,591)	11,018,787	(4,506,553)

Variable Annuity Activities:
Purchase payments	689,604	1,942,502	3,273,126	4,287,698	4,295,198	8,222,617	2,461,909	4,968,182
Surrender benefits	(5,603,242)	(4,567,204)	(21,012,752)	(16,225,699)	(29,313,308)	(27,509,946)	(9,097,029)	(8,248,703)
Net transfers	158,016	869,716	(4,861,218)	(10,223,824)	(7,938,166)	(4,188,781)	2,620,762	463,116
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(739,597)	(736,145)	(2,387,494)	(2,501,676)	(3,146,299)	(3,323,581)	(828,976)	(855,598)
Annuity benefits	(590,268)	(134,083)	(2,374,436)	(655,974)	(2,758,886)	(2,319,793)	(1,083,104)	(1,124,434)

Net increase (decrease) in net assets resulting from variable annuity activities	(6,085,487)	(2,625,214)	(27,362,774)	(25,319,475)	(38,861,461)	(29,119,484)	(5,926,438)	(4,797,437)

Total increase (decrease) in net assets	6,725,290	(10,186,651)	12,359,886	(46,432,168)	5,629,651	(51,141,075)	5,092,349	(9,303,990)
Net Assets:
Beginning of year	62,059,782	72,246,433	207,819,924	254,252,092	278,121,048	329,262,123	85,503,108	94,807,098

End of year	$68,785,072	$62,059,782	$220,179,810	$207,819,924	$283,750,699	$278,121,048	$90,595,457	$85,503,108

	Conservative Allocation Fund		High Income Bond Fund II		Financial Services Fund†		Health Care Fund††
	2019	2018	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(810,860)	$(796,135)	$3,689	$5,016	$—	$—	$—	$—
Net realized gains (losses) from investment transactions	2,323,294	1,655,227	2	11	—	—	—	—
Net change in unrealized gain (loss) of investments	3,361,718	(2,377,154)	5,899	(8,620)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	4,874,152	(1,518,062)	9,590	(3,593)	—	—	—	—

Variable Annuity Activities:
Purchase payments	2,364,221	2,389,386	—	—	—	—	—	—
Surrender benefits	(8,073,237)	(6,831,963)	—	—	—	—	—	—
Net transfers	4,839,238	6,768,216	(6)	—	—	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(469,210)	(472,803)	—	—	—	—	—	—
Annuity benefits	(1,288,052)	(1,681,852)	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(2,627,040)	170,984	(6)	—	—	—	—	—

Total increase (decrease) in net assets	2,247,112	(1,347,078)	9,584	(3,593)	—	—	—	—
Net Assets:
Beginning of year	53,319,818	54,666,896	73,996	77,589	—	—	—	—

End of year	$55,566,930	$53,319,818	$83,580	$73,996	$—	$—	$—	$—

†	Financial Services Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(continued)

	Russell 2000 1.5x Strategy Fund†††		Nova Fund††††		NASDAQ-100 Fund†††††
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$—	$(415)	$—	$—	$—	$—
Net realized gains (losses) from investment transactions	—	23,421	—	—	—	—
Net change in unrealized gain (loss) of investments	—	(22,558)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	—	448	—	—	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(28,225)	—	—	—	—
Net transfers	—	(910)	—	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	(38)	—	—	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	(29,173)	—	—	—	—

Total increase (decrease) in net assets	—	(28,725)	—	—	—	—
Net Assets:
Beginning of year	—	28,725	—	—	—	—

End of year	$—	$—	$—	$—	$—	$—

	Technology Fund††††††		Inverse S&P 500 Strategy Fund†††††††		Government Long Bond 1.2x Strategy Fund††††††††
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$—	$—	$—	$—	$—	$—
Net realized gains (losses) from investment transactions	—	—	—	—	—	—
Net change in unrealized gain (loss) of investments	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	—	—	—	—	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	—
Net transfers	—	—	—	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	—	—	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—	—	—
Net Assets:
Beginning of year	—	—	—	—	—	—

End of year	$—	$—	$—	$—	$—	$—

†††	Russell 2000 1.5x Strategy Fund held no assets at December 31, 2019 in Account III. However, the fund is an investment option.
††††	Nova Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.
†††††	NASDAQ-100 Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.
††††††	Technology Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.
†††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.
††††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(continued)

	U.S. Government Money Market Fund†††††††††		Utilities Fund††††††††††		Equity Income Portfolio II
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(14)	$(40)	$—	$—	$852	$456
Net realized gains (losses) from investment transactions	—	—	—	—	8,001	11,147
Net change in unrealized gain (loss) of investments	—	—	—	—	17,964	(25,194)

Net increase (decrease) in net assets resulting from operations	(14)	(40)	—	—	26,817	(13,591)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(2,438)	(1,529)	—	—	—	—
Net transfers	—	(1)	—	—	(14)	25
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(40)	(42)	—	—	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(2,478)	(1,572)	—	—	(14)	25

Total increase (decrease) in net assets	(2,492)	(1,612)	—	—	26,803	(13,566)
Net Assets:
Beginning of year	2,492	4,104	—	—	110,341	123,907

End of year	$—	$2,492	$—	$—	$137,144	$110,341

	International Stock Portfolio
	2019	2018
Operations:
Net investment income (loss)	$372	$(16)
Net realized gains (losses) from investment transactions	1,539	3,407
Net change in unrealized gain (loss) of investments	6,109	(9,003)

Net increase (decrease) in net assets resulting from operations	8,020	(5,612)

Variable Annuity Activities:
Purchase payments	—	—
Surrender benefits	—	—
Net transfers	(5)	1
Payments for supplementary contracts without life contingency	—	—
Payments for supplementary contracts with life contingency	—	—
Contract administration charges	—	—
Annuity benefits	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(5)	1

Total increase (decrease) in net assets	8,015	(5,611)
Net Assets:
Beginning of year	30,834	36,445

End of year	$38,849	$30,834

†††††††††	U.S. Government Money Market Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.
††††††††††	Utilities Fund held no assets at December 31, 2018 and 2019 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2019

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus, Smart Foundation VA and Smart Foundation Advisory VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

28

Note 2.    Significant Accounting Policies (continued)

For the year ended December 31, 2019, consent dividends in Account III were:

Consent Dividends
Money Market Fund	$0
Limited Maturity Bond Fund	2,191,159
Quality Bond Fund	8,583,287
High Yield Bond Fund	5,767,412
Flexibly Managed Fund	382,946,702
Balanced Fund	9,216,009
Large Growth Stock Fund	19,453,521
Large Cap Growth Fund	4,456,946
Large Core Growth Fund	9,642,389
Large Cap Value Fund	1,745,206
Large Core Value Fund	6,209,210
Index 500 Fund	23,884,293
Mid Cap Growth Fund	7,904,391
Mid Cap Value Fund	1,161,779
Mid Core Value Fund	613,252
SMID Cap Growth Fund	6,429,745
SMID Cap Value Fund	2,432,824
Small Cap Growth Fund	3,601,106
Small Cap Value Fund	11,270,382
Small Cap Index Fund	8,368,311
Developed International Index Fund	2,771,486
International Equity Fund	12,693,690
Emerging Markets Equity Fund	2,813,516
Real Estate Securities Fund	14,716,802
Aggressive Allocation Fund	9,061,852
Moderately Aggressive Allocation Fund	34,029,511
Moderate Allocation Fund	39,978,332
Moderately Conservative Allocation Fund	9,874,480
Conservative Allocation Fund	4,811,646
Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured

29

Note 2.    Significant Accounting Policies (continued)

asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2019:

	Purchases	Sales
Money Market Fund	$72,902,574	$71,290,910
Limited Maturity Bond Fund	13,564,123	19,545,315
Quality Bond Fund	18,576,634	36,903,663
High Yield Bond Fund	6,524,029	16,514,745
Flexibly Managed Fund	90,188,457	240,042,287
Balanced Fund	2,680,478	8,945,625
Large Growth Stock Fund	8,787,901	33,231,745
Large Cap Growth Fund	3,233,824	8,069,069
Large Core Growth Fund	5,792,525	14,608,895
Large Cap Value Fund	846,854	19,024,615
Large Core Value Fund	1,795,993	14,120,917
Index 500 Fund	10,339,328	42,934,488
Mid Cap Growth Fund	11,700,091	11,768,286
Mid Cap Value Fund	2,181,502	25,756,110
Mid Core Value Fund	1,087,020	8,854,784
SMID Cap Growth Fund	5,216,699	11,692,029
SMID Cap Value Fund	1,963,838	8,636,773
Small Cap Growth Fund	12,226,999	9,208,706
Small Cap Value Fund	2,937,654	40,766,466
Small Cap Index Fund	3,223,855	10,766,894
Developed International Index Fund	1,800,741	9,657,014
International Equity Fund	1,060,987	30,034,055
Emerging Markets Equity Fund	3,469,800	16,329,951
Real Estate Securities Fund	3,709,237	16,672,903
Aggressive Allocation Fund	2,620,216	9,711,593
Moderately Aggressive Allocation Fund	4,345,527	35,006,944
Moderate Allocation Fund	2,153,658	45,262,589
Moderately Conservative Allocation Fund	5,181,393	12,438,148
Conservative Allocation Fund	8,013,770	11,451,670
High Income Bond Fund II	3	1,131
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	—	—

30

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Nova Fund	$—	$—
NASDAQ-100 Fund	—	—
Technology Fund	—	—
Inverse S&P 500 Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	—
U.S. Government Money Market Fund	1	2,512
Utilities Fund	—	—
Equity Income Portfolio II	10	1,780
International Stock Portfolio	1	497

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $165,054,850 and $162,061,654 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2019 and 2018. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II / Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%
Smart Foundation Advisory VA	0.25%	0.15%	2.50%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II / Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Advisory VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charge
Diversifier II / Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.

31

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Surrender Charge
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.
Smart Foundation Advisory VA	Maximum charge of 3% of purchase payments received. Charges do not apply after 3 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2019			December 31, 2018
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	7,685,226	(7,688,668)	8,879,265	7,424,173	(5,393,947)	8,553,864
Limited Maturity Bond Fund	1,539,168	(1,565,137)	6,100,054	838,247	(1,323,669)	6,378,460
Quality Bond Fund	2,225,572	(2,238,470)	14,983,705	1,151,466	(2,819,570)	15,658,204
High Yield Bond Fund	659,280	(663,047)	5,822,511	633,767	(1,008,715)	6,040,467
Flexibly Managed Fund	6,557,624	(6,587,116)	132,580,652	4,169,481	(4,831,907)	131,017,725
Balanced Fund	475,616	(439,123)	2,912,582	137,482	(373,895)	3,182,370
Large Growth Stock Fund	1,301,135	(1,303,491)	8,896,672	568,985	(1,232,152)	9,876,766
Large Cap Growth Fund	374,931	(374,531)	1,424,613	250,675	(332,170)	1,644,256
Large Core Growth Fund	557,052	(568,886)	2,804,082	282,680	(502,050)	3,129,357
Large Cap Value Fund	718,471	(722,201)	3,599,843	285,898	(811,391)	4,264,226
Large Core Value Fund	718,442	(719,879)	3,675,177	193,980	(744,450)	4,297,923
Index 500 Fund	1,564,390	(1,537,848)	10,413,100	771,186	(1,466,841)	11,457,818
Mid Cap Growth Fund	603,997	(619,268)	4,118,440	407,102	(625,254)	4,026,928
Mid Cap Value Fund	945,731	(946,025)	3,052,959	208,403	(387,496)	3,881,245
Mid Core Value Fund	328,059	(328,490)	1,699,334	97,272	(282,516)	1,969,306
SMID Cap Growth Fund	444,127	(444,882)	2,090,885	381,585	(366,648)	2,310,880
SMID Cap Value Fund	374,950	(375,863)	1,947,553	241,018	(357,896)	2,226,658
Small Cap Growth Fund	540,192	(541,705)	2,963,845	409,528	(392,070)	2,794,022
Small Cap Value Fund	1,210,077	(1,211,495)	4,051,884	581,775	(773,231)	5,095,082
Small Cap Index Fund	505,841	(510,032)	2,701,096	469,583	(467,158)	3,036,456
Developed International Index Fund	720,372	(723,344)	4,000,526	501,571	(592,415)	4,584,738
International Equity Fund	1,172,392	(1,180,553)	7,755,135	427,740	(888,853)	8,795,822
Emerging Markets Equity Fund	1,399,695	(1,405,106)	7,660,255	936,009	(1,470,424)	8,737,406
Real Estate Securities Fund	536,288	(540,261)	3,424,046	164,168	(652,573)	3,780,746
Aggressive Allocation Fund	502,250	(502,664)	3,648,509	273,720	(428,188)	3,994,162
Moderately Aggressive Allocation Fund	1,806,490	(1,814,602)	11,866,599	254,807	(1,706,314)	13,402,575
Moderate Allocation Fund	2,625,412	(2,634,818)	17,115,082	402,658	(2,269,742)	19,581,119

32

Note 5.    Accumulation Units (continued)

	December 31, 2019			December 31, 2018
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Moderately Conservative Allocation Fund	811,271	(793,688)	6,096,907	481,255	(806,435)	6,499,020
Conservative Allocation Fund	851,055	(842,360)	4,255,748	690,191	(650,514)	4,436,618
High Income Bond Fund II	—	—	3,037	—	—	3,037
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	—	—	—	—	(1,091)	—
Nova Fund	—	—	—	—	—	—
NASDAQ-100 Fund	—	—	—	—	—	—
Technology Fund	—	—	—	—	—	—
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—
U.S. Government Money Market Fund	289	(289)	—	1	(182)	289
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	—	—	5,490	—	—	5,490
International Stock Portfolio	—	—	1,797	—	—	1,797

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2019	December 31, 2019			For the Year or Period ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$8.76 to $22.10	8,879,265	$8.76 to 22.17	$87,004,951	1.59	0.40 to 1.65	(0.05) to 1.21
Limited Maturity Bond Fund	9.54 to 17.10	6,100,054	9.84 to 17.72	71,922,967	—	0.40 to 1.65	3.18 to 4.48
Quality Bond Fund	10.29 to 42.09	14,983,705	11.05 to 45.39	218,375,302	—	0.40 to 1.65	7.42 to 8.77
High Yield Bond Fund	10.41 to 92.78	5,822,511	12.00 to 105.99	120,486,758	—	0.40 to 1.65	13.79 to 15.22
Flexibly Managed Fund	11.46 to 311.58	132,580,652	14.22 to 383.17	4,029,560,496	—	0.40 to 1.65	22.49 to 24.03
Balanced Fund	11.01 to 17.86	2,912,582	13.34 to 21.46	58,048,961	—	0.40 to 1.65	19.67 to 21.17
Large Growth Stock Fund	13.04 to 104.68	8,896,672	16.94 to 134.85	250,983,346	—	0.40 to 1.65	28.3 to 29.92
Large Cap Growth Fund	12.80 to 19.27	1,424,613	17.82 to 26.49	34,146,865	—	0.40 to 1.65	37.49 to 39.22
Large Core Growth Fund	13.62 to 23.54	2,804,082	17.27 to 29.46	70,910,750	—	0.40 to 1.65	25.18 to 26.76
Large Cap Value Fund	10.49 to 83.42	3,599,843	12.91 to 101.77	97,325,935	—	0.40 to 1.65	21.51 to 23.04
Large Core Value Fund	10.67 to 18.05	3,675,177	13.79 to 23.02	74,553,819	—	0.40 to 1.65	27.57 to 29.18
Index 500 Fund	11.48 to 34.22	10,413,100	14.99 to 44.29	292,023,242	—	0.40 to 1.65	28.92 to 30.54
Mid Cap Growth Fund	12.64 to 32.23	4,118,440	17.37 to 43.92	102,652,407	—	0.40 to 1.65	35.72 to 37.43
Mid Cap Value Fund	9.88 to 43.64	3,052,959	11.52 to 50.44	81,969,694	—	0.40 to 1.65	15.12 to 16.57
Mid Core Value Fund	9.62 to 24.92	1,699,334	12.34 to 31.70	45,410,699	—	0.40 to 1.65	26.67 to 28.26
SMID Cap Growth Fund	11.96 to 21.90	2,090,885	16.43 to 29.84	56,268,140	—	0.40 to 1.65	35.69 to 37.4
SMID Cap Value Fund	9.51 to 20.90	1,947,553	11.35 to 24.74	44,117,319	—	0.40 to 1.65	17.9 to 19.38
Small Cap Growth Fund	11.81 to 44.67	2,963,845	15.08 to 56.57	75,647,680	—	0.40 to 1.65	26.14 to 27.73
Small Cap Value Fund	9.59 to 66.00	4,051,884	11.75 to 80.19	140,376,163	—	0.40 to 1.65	21.02 to 22.54
Small Cap Index Fund	10.00 to 19.34	2,701,096	12.40 to 23.68	57,835,295	—	0.40 to 1.65	22.45 to 23.98
Developed International Index Fund	10.56 to 12.90	4,000,526	12.60 to 15.40	55,203,116	—	0.40 to 1.65	19.05 to 20.55
International Equity Fund	11.44 to 48.21	7,755,135	14.60 to 60.97	194,796,602	—	0.40 to 1.65	25.97 to 27.55
Emerging Markets Equity Fund	9.67 to 11.06	7,660,255	11.29 to 13.07	90,175,865	—	0.40 to 1.65	16.76 to 18.23
Real Estate Securities Fund	10.21 to 30.95	3,424,046	13.47 to 40.50	95,749,919	—	0.40 to 1.65	30.31 to 31.95

33

Note 6.    Financial Highlights (continued)

	January 1, 2019	December 31, 2019			For the Year or Period ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Aggressive Allocation Fund	$10.78 to 16.47	3,648,509	$13.23 to 19.97	$68,785,072	—	0.40 to 1.65	21.24 to 22.77
Moderately Aggressive Allocation Fund	10.75 to 16.24	11,866,599	13.04 to 19.53	220,179,810	—	0.40 to 1.65	19.75 to 21.26
Moderate Allocation Fund	10.64 to 14.83	17,115,082	12.58 to 17.38	283,750,699	—	0.40 to 1.65	16.69 to 18.16
Moderately Conservative Allocation Fund	10.53 to 13.85	6,096,907	12.05 to 15.71	90,595,457	—	0.40 to 1.65	12.95 to 14.37
Conservative Allocation Fund	10.41 to 12.69	4,255,748	11.50 to 13.89	55,566,930	—	0.40 to 1.65	9.05 to 10.42
High Income Bond Fund II	23.57 to 24.36	3,037	26.56 to 27.52	83,580	5.99	1.40 to 1.60	12.73 to 12.95
Financial Services Fund	10.97 to 11.34	—	13.82 to 14.32	—	—	1.40 to 1.60	26.04 to 26.3
Health Care Fund	28.44 to 29.40	—	34.31 to 35.54	—	—	1.40 to 1.60	20.62 to 20.86
Russell 2000 1.5x Strategy Fund	20.84 to 21.54	—	27.76 to 28.76	—	—	1.40 to 1.60	33.22 to 33.48
Nova Fund	23.15 to 23.93	—	33.04 to 34.23	—	—	1.40 to 1.60	42.74 to 43.03
NASDAQ-100 Fund	34.72 to 35.89	—	46.76 to 48.44	—	—	1.40 to 1.60	34.69 to 34.96
Technology Fund	24.18 to 25.00	—	33.26 to 34.45	—	—	1.40 to 1.60	37.53 to 37.8
Inverse S&P 500 Strategy Fund	1.63 to 1.68	—	1.23 to 1.28	—	—	1.40 to 1.60	(24.14) to (23.98)
Government Long Bond 1.2x Strategy Fund	19.65 to 20.32	—	22.59 to 23.40	—	—	1.40 to 1.60	14.93 to 15.16
U.S. Government Money Market Fund	8.64 to 8.93	—	8.57 to 8.88	—	0.93	1.40 to 1.60	(0.73) to (0.53)
Utilities Fund	21.23 to 21.95	—	24.87 to 25.76	—	—	1.40 to 1.60	17.13 to 17.36
Equity Income Portfolio II	19.71 to 20.10	5,490	24.45 to 24.98	137,144	2.08	1.40 to 1.60	24.04 to 24.29
International Stock Portfolio	16.60 to 17.16	1,797	20.87 to 21.62	38,849	2.46	1.40 to 1.60	25.74 to 26

	January 1, 2018	December 31, 2018			For the Year or Period ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$8.86 to $22.25	8,553,864	$8.76 to $22.10	$84,114,611	0.58	0.40 to 1.65	(2.71) to 0.15
Limited Maturity Bond Fund	9.56 to 17.08	6,378,460	9.54 to 17.10	74,381,776	—	0.40 to 1.65	(0.24) to 1.09
Quality Bond Fund	10.41 to 42.65	15,658,204	10.29 to 42.09	217,126,752	—	0.40 to 1.65	(0.19) to 1.91
High Yield Bond Fund	10.70 to 96.14	6,040,467	10.41 to 92.78	113,195,927	—	0.40 to 1.65	(2.81) to 2.38
Flexibly Managed Fund	11.45 to 314.02	131,017,725	11.46 to 311.58	3,363,122,502	—	0.40 to 1.65	(0.19) to 12.69
Balanced Fund	11.38 to 18.63	3,182,370	11.01 to 17.86	53,144,830	—	0.40 to 1.65	(3.65) to 8.22
Large Growth Stock Fund	13.26 to 107.41	9,876,766	13.04 to 104.68	212,718,727	—	0.40 to 1.65	(2.92) to 28.17
Large Cap Growth Fund	12.77 to 19.46	1,644,256	12.80 to 19.27	28,436,476	—	0.40 to 1.65	(0.45) to 25.87
Large Core Growth Fund	13.23 to 23.14	3,129,357	13.62 to 23.54	62,788,038	—	0.40 to 1.65	1.92 to 33.92
Large Cap Value Fund	11.41 to 91.53	4,264,226	10.49 to 83.42	94,775,879	—	0.40 to 1.65	(8.81) to 3.15
Large Core Value Fund	11.47 to 19.64	4,297,923	10.67 to 18.05	68,051,101	—	0.40 to 1.65	(7.47) to 4.94
Index 500 Fund	12.10 to 36.38	11,457,818	11.48 to 34.22	250,741,402	—	0.40 to 1.65	(5.91) to 12.86
Mid Cap Growth Fund	12.66 to 32.55	4,026,928	12.64 to 32.23	74,666,174	—	0.40 to 1.65	(1.13) to 24.26
Mid Cap Value Fund	11.70 to 52.11	3,881,245	9.88 to 43.64	91,035,952	—	0.40 to 1.65	(16.26) to (2.86)
Mid Core Value Fund	11.11 to 29.03	1,969,306	9.62 to 24.92	41,993,583	—	0.40 to 1.65	(13.97) to (5.41)
SMID Cap Growth Fund	12.71 to 23.47	2,310,880	11.96 to 21.90	46,056,991	—	0.40 to 1.65	(6.65) to 17.57
SMID Cap Value Fund	11.26 to 24.95	2,226,658	9.51 to 20.90	42,737,138	—	0.40 to 1.65	(16.07) to (6.50)
Small Cap Growth Fund	12.43 to 47.43	2,794,022	11.81 to 44.67	56,737,143	—	0.40 to 1.65	(5.82) to 16.10
Small Cap Value Fund	11.18 to 77.6	5,095,082	9.59 to 66.00	147,135,931	—	0.40 to 1.65	(14.73) to (5.72)
Small Cap Index Fund	11.33 to 22.19	3,036,456	10.00 to 19.34	53,042,308	—	0.40 to 1.65	(12.53) to (1.65)
Developed International Index Fund	12.40 to 15.23	4,584,738	10.56 to 12.90	52,562,318	—	0.40 to 1.65	(14.94) to 4.36
International Equity Fund	13.12 to 55.72	8,795,822	11.44 to 48.21	177,126,852	—	0.40 to 1.65	(13.34) to 12.51
Emerging Markets Equity Fund	11.91 to 13.45	8,737,406	9.67 to 11.06	87,745,466	—	0.40 to 1.65	(19.25) to 8.69
Real Estate Securities Fund	10.70 to 32.72	3,780,746	10.21 to 30.95	82,916,612	—	0.40 to 1.65	(4.04) to 0.36
Aggressive Allocation Fund	11.96 to 18.52	3,994,162	10.78 to 16.47	62,059,782	—	0.40 to 1.65	(10.54) to 5.94
Moderately Aggressive Allocation Fund	11.71 to 17.85	13,402,575	10.75 to 16.24	207,819,924	—	0.40 to 1.65	(8.71) to 5.69
Moderate Allocation Fund	11.35 to 15.96	19,581,119	10.64 to 14.83	278,121,048	—	0.40 to 1.65	(6.58) to 4.64
Moderately Conservative Allocation Fund	10.95 to 14.53	6,499,020	10.53 to 13.85	85,503,108	—	0.40 to 1.65	(3.97) to 3.55

34

Note 6.    Financial Highlights (continued)

	January 1, 2018	December 31, 2018			For the Year or Period ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Conservative Allocation Fund	$10.60 to 13.02	4,436,618	$10.41 to 12.69	$53,319,818	—	0.40 to 1.65	(1.73) to 2.36
High Income Bond Fund II	24.76 to 25.55	3,037	23.57 to 24.36	73,996	7.93	1.40 to 1.60	0.16 to 0.57
Financial Services Fund	12.70 to 13.11	—	10.97 to 11.34	—	—	1.40 to 1.60	(1.81) to (1.42)
Health Care Fund	28.55 to 29.45	—	28.44 to 29.40	—	—	1.40 to 1.60	20.47 to 20.95
Russell 2000 1.5x Strategy Fund	26.33 to 27.16	—	20.84 to 21.54	—	—	1.40 to 1.60	(6.52) to (6.14)
Nova Fund	26.23 to 27.06	—	23.15 to 23.93	—	—	1.40 to 1.60	14.45 to 14.91
NASDAQ-100 Fund	35.93 to 37.07	—	34.72 to 35.89	—	—	1.40 to 1.60	24.69 to 25.19
Technology Fund	24.95 to 25.74	—	24.18 to 25.00	—	—	1.40 to 1.60	26.53 to 27.04
Inverse S&P 500 Strategy Fund	1.59 to 1.64	—	1.63 to 1.68	—	—	1.40 to 1.60	(16.78) to (16.45)
Government Long Bond 1.2x Strategy Fund	21.09 to 21.76	—	19.65 to 20.32	—	—	1.40 to 1.60	0.52 to 0.92
U.S. Government Money Market Fund	8.72 to 9.00	289	8.64 to 8.93	2,492	0.55	1.40 to 1.60	(2.57) to (2.18)
Utilities Fund	20.79 to 21.45	—	21.23 to 21.95	—	—	1.40 to 1.60	11.58 to 12.03
Equity Income Portfolio II	22.18 to 22.57	5,490	19.71 to 20.10	110,341	1.79	1.40 to 1.60	1.22 to 1.62
International Stock Portfolio	19.66 to 20.28	1,797	16.60 to 17.16	30,834	1.35	1.40 to 1.60	6.26 to 6.68

	January 1, 2017	December 31, 2017			For the Year or Period ended December 31, 2017****
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.01 to $22.53	6,523,638	$8.86 to $22.25	$65,675,436	0.01	0.40 to 1.65	(1.62) to (0.19)
Limited Maturity Bond Fund	9.56 to 17.01	6,863,882	9.56 to 17.08	80,748,443	—	0.40 to 1.65	0.02 to 0.42
Quality Bond Fund	10.18 to 41.30	17,326,308	10.41 to 42.65	247,943,135	—	0.40 to 1.65	1.46 to 3.27
High Yield Bond Fund	12.84 to 90.62	6,415,415	10.70 to 96.14	128,713,017	—	0.40 to 1.65	2.53 to 6.09
Flexibly Managed Fund	16.27 to 276.50	131,680,151	11.45 to 314.02	3,541,185,939	—	0.40 to 1.65	5.38 to 13.57
Balanced Fund	14.08 to 16.51	3,418,783	11.38 to 18.63	59,953,230	—	0.40 to 1.65	6.93 to 12.85
Large Growth Stock Fund	11.81 to 81.67	10,539,933	13.26 to 107.41	232,159,801	—	0.40 to 1.65	11.88 to 31.51
Large Cap Growth Fund	13.24 to 15.43	1,725,751	12.77 to 19.46	30,020,704	—	0.40 to 1.65	11.26 to 26.60
Large Core Growth Fund	14.50 to 17.72	3,348,727	13.23 to 23.14	65,578,045	—	0.40 to 1.65	14.25 to 31.14
Large Cap Value Fund	16.21 to 80.87	4,789,719	11.41 to 91.53	117,987,139	—	0.40 to 1.65	6.72 to 13.18
Large Core Value Fund	14.48 to 17.33	4,848,393	11.47 to 19.64	83,193,011	—	0.40 to 1.65	9.5 to 13.78
Index 500 Fund	17.62 to 30.32	12,153,473	12.10 to 36.38	285,275,020	—	0.40 to 1.65	10.80 to 20.00
Mid Cap Growth Fund	11.81 to 25.94	4,245,080	12.66 to 32.55	79,843,705	—	0.40 to 1.65	12.17 to 25.50
Mid Cap Value Fund	17.49 to 44.93	4,060,338	11.70 to 52.11	117,476,449	—	0.40 to 1.65	6.31 to 16.00
Mid Core Value Fund	18.76 to 26.35	2,154,550	11.11 to 29.03	53,998,336	—	0.40 to 1.65	6.39 to 10.16
SMID Cap Growth Fund	15.83 to 18.63	2,295,943	12.71 to 23.47	49,420,895	—	0.40 to 1.65	10.44 to 25.98
SMID Cap Value Fund	19.22 to 22.36	2,343,536	11.26 to 24.95	54,110,869	—	0.40 to 1.65	10.28 to 11.60
Small Cap Growth Fund	12.47 to 38.47	2,776,564	12.43 to 47.43	61,248,879	—	0.40 to 1.65	9.67 to 23.29
Small Cap Value Fund	18.57 to 70.00	5,286,538	11.18 to 77.6	184,728,300	—	0.40 to 1.65	8.84 to 10.86
Small Cap Index Fund	17.29 to 19.82	3,034,031	11.33 to 22.19	60,799,767	—	0.40 to 1.65	7.67 to 12.38
Developed International Index Fund	10.16 to 12.40	4,675,582	12.40 to 15.23	63,033,852	—	0.40 to 1.65	8.59 to 22.98
International Equity Fund	11.97 to 42.85	9,256,935	13.12 to 55.72	219,459,768	—	0.40 to 1.65	8.75 to 30.05
Emerging Markets Equity Fund	8.96 to 9.85	9,271,821	11.91 to 13.45	114,235,301	—	0.40 to 1.65	12.07 to 33.36
Real Estate Securities Fund	16.00 to 30.84	4,269,151	10.70 to 32.72	100,529,017	—	0.40 to 1.65	1.84 to 6.07
Aggressive Allocation Fund	14.39 to 15.68	4,148,630	11.96 to 18.52	72,252,359	—	0.40 to 1.65	7.96 to 18.59
Moderately Aggressive Allocation Fund	13.98 to 15.37	14,854,082	11.71 to 17.85	254,272,815	—	0.40 to 1.65	7.10 to 16.13
Moderate Allocation Fund	13.02 to 14.18	21,448,203	11.35 to 15.96	329,288,952	—	0.40 to 1.65	5.59 to 12.59
Moderately Conservative Allocation Fund	12.06 to 13.38	6,824,200	10.95 to 14.53	94,814,747	—	0.40 to 1.65	3.93 to 8.62
Conservative Allocation Fund	11.00 to 12.40	4,396,941	10.60 to 13.02	54,671,259	—	0.40 to 1.65	2.33 to 5.06

35

Note 6.    Financial Highlights (continued)

	January 1, 2017	December 31, 2017			For the Year or Period ended December 31, 2017****
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
High Income Bond Fund II	$23.53 to 24.22	3,037	$24.76 to 25.55	$77,595	6.61	1.40 to 1.60	5.25 to 5.46
Financial Services Fund	11.17 to 11.50	—	12.70 to 13.11	—	—	1.40 to 1.60	13.74 to 13.97
Health Care Fund	23.61 to 24.31	—	28.55 to 29.45	—	—	1.40 to 1.60	20.92 to 21.16
Russell 2000 1.5x Strategy Fund	22.29 to 22.95	1,091	26.33 to 27.16	28,728	—	1.40 to 1.60	18.11 to 18.35
Nova Fund	20.23 to 20.83	—	26.23 to 27.06	—	—	1.40 to 1.60	29.70 to 29.95
NASDAQ-100 Fund	27.84 to 28.67	—	35.93 to 37.07	—	—	1.40 to 1.60	29.05 to 29.30
Technology Fund	19.11 to 19.68	—	24.95 to 25.74	—	—	1.40 to 1.60	30.53 to 30.79
Inverse S&P 500 Strategy Fund	1.96 to 2.01	—	1.59 to 1.64	—	—	1.40 to 1.60	(18.66) to (18.50)
Government Long Bond 1.2x Strategy Fund	19.55 to 20.13	—	21.09 to 21.76	—	—	1.40 to 1.60	7.89 to 8.11
U.S. Government Money Market Fund	8.86 to 9.13	470	8.72 to 9.00	4,104	0.01	1.40 to 1.60	(1.56) to (1.37)
Utilities Fund	19.03 to 19.59	—	20.79 to 21.45	—	—	1.40 to 1.60	9.26 to 9.48
Equity Income Portfolio II	19.47 to 19.78	5,490	22.18 to 22.57	123,917	1.53	1.40 to 1.60	13.90 to 14.13
International Stock Portfolio	15.62 to 16.08	1,797	19.66 to 20.28	36,448	1.13	1.40 to 1.60	25.86 to 26.11

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.15 to $22.81	9,507,524	$9.01 to $22.53	$95,978,389	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Bond Fund	9.48 to 16.79	7,493,784	9.56 to 17.01	88,380,777	—	1.25 to 1.65	0.91 to 1.32
Quality Bond Fund	9.92 to 40.09	18,157,062	10.18 to 41.30	254,822,081	—	1.25 to 1.65	2.61 to 3.02
High Yield Bond Fund	11.29 to 79.34	6,470,361	12.84 to 90.62	126,518,893	—	1.25 to 1.65	13.76 to 14.21
Flexibly Managed Fund	15.29 to 258.80	128,000,649	16.27 to 276.50	3,170,251,548	—	1.25 to 1.65	6.42 to 6.84
Balanced Fund	13.21 to 15.42	3,570,902	14.08 to 16.51	55,900,848	—	1.25 to 1.65	6.61 to 7.03
Large Growth Stock Fund	11.84 to 81.80	11,196,924	11.81 to 81.67	186,174,221	—	1.25 to 1.65	(0.55) to (0.15)
Large Cap Growth Fund	12.68 to 14.80	1,832,424	13.24 to 15.43	25,218,826	—	1.25 to 1.65	4.23 to 4.65
Large Core Growth Fund	14.69 to 17.99	3,492,387	14.50 to 17.72	52,042,334	—	1.25 to 1.65	(1.51) to (1.12)
Large Cap Value Fund	14.76 to 73.36	4,955,709	16.21 to 80.87	110,861,332	—	1.25 to 1.65	9.79 to 10.23
Large Core Value Fund	13.41 to 16.09	5,562,227	14.48 to 17.33	83,572,278	—	1.25 to 1.65	7.76 to 8.19
Index 500 Fund	16.06 to 27.53	13,134,018	17.62 to 30.32	258,837,015	—	1.25 to 1.65	9.70 to 10.14
Mid Cap Growth Fund	11.26 to 24.68	4,531,990	11.81 to 25.94	67,779,010	—	1.25 to 1.65	4.68 to 5.10
Mid Cap Value Fund	15.17 to 38.81	4,427,606	17.49 to 44.93	113,298,480	—	1.25 to 1.65	15.29 to 15.75
Mid Core Value Fund	15.54 to 21.73	2,336,801	18.76 to 26.35	54,670,553	—	1.25 to 1.65	20.76 to 21.25
SMID Cap Growth Fund	15.15 to 17.75	2,309,123	15.83 to 18.63	39,836,129	—	1.25 to 1.65	4.54 to 4.95
SMID Cap Value Fund	15.61 to 18.08	2,567,774	19.22 to 22.36	53,672,979	—	1.25 to 1.65	23.16 to 23.65
Small Cap Growth Fund	11.64 to 35.83	2,705,599	12.47 to 38.47	50,344,977	—	1.25 to 1.65	6.94 to 7.36
Small Cap Value Fund	15.13 to 56.82	5,165,309	18.57 to 70.00	171,359,783	—	1.25 to 1.65	22.72 to 23.21
Small Cap Index Fund	14.61 to 16.74	3,227,040	17.29 to 19.82	57,792,326	—	1.25 to 1.65	18.41 to 18.88
Developed International Index Fund	10.27 to 12.53	4,557,799	10.16 to 12.40	49,656,233	—	1.25 to 1.65	(1.29) to (0.89)
International Equity Fund	12.83 to 45.75	9,962,293	11.97 to 42.85	185,866,638	—	1.25 to 1.65	(6.71) to (6.33)
Emerging Markets Equity Fund	8.61 to 9.44	9,575,481	8.96 to 9.85	88,385,376	—	1.25 to 1.65	4.07 to 4.49
Real Estate Securities Fund	15.42 to 29.61	4,435,404	16.00 to 30.84	101,687,912	—	1.25 to 1.65	3.77 to 4.18
Aggressive Allocation Fund	13.59 to 14.83	4,033,090	14.39 to 15.68	59,407,878	—	1.25 to 1.65	5.71 to 6.13
Moderately Aggressive Allocation Fund	13.21 to 14.47	14,823,139	13.98 to 15.37	219,346,963	—	1.25 to 1.65	5.77 to 6.19
Moderate Allocation Fund	12.37 to 13.42	23,388,522	13.02 to 14.18	320,370,758	—	1.25 to 1.65	5.22 to 5.64
Moderately Conservative Allocation Fund	11.57 to 12.78	7,316,370	12.06 to 13.38	94,053,256	—	1.25 to 1.65	4.30 to 4.72
Conservative Allocation Fund	10.68 to 11.99	4,429,926	11.00 to 12.40	52,770,743	—	1.25 to 1.65	3.00 to 3.42
High Income Bond Fund II	20.82 to 21.39	3,037	23.53 to 24.22	73,575	—	1.40 to 1.60	13.00 to 13.23
Financial Services Fund	9.80 to 10.07	—	11.17 to 11.50	—	—	1.40 to 1.60	13.99 to 14.22
Health Care Fund	26.56 to 27.30	—	23.61 to 24.31	—	—	1.40 to 1.60	(11.13) to (10.95)
Russell 2000 1.5x Strategy Fund	17.37 to 17.85	1,093	22.29 to 22.95	24,354	—	1.40 to 1.60	28.35 to 28.61
Nova Fund	17.76 to 18.25	—	20.23 to 20.83	—	—	1.40 to 1.60	13.89 to 14.12
NASDAQ-100 Fund	26.69 to 27.43	—	27.84 to 28.67	—	—	1.40 to 1.60	4.30 to 4.51

36

Note 6.    Financial Highlights (continued)

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Technology Fund	$17.48 to 17.97	—	$19.11 to 19.68	$—	—	1.40 to 1.60	9.31 to 9.53
Inverse S&P 500 Strategy Fund	2.26 to 2.32	—	1.96 to 2.01	—	—	1.40 to 1.60	(13.40) to (13.23)
Government Long Bond 1.2x Strategy Fund	19.93 to 20.48	—	19.55 to 20.13	—	0.37	1.40 to 1.60	(1.91) to (1.71)
U.S. Government Money Market Fund	9.01 to 9.25	475	8.86 to 9.13	4,211	—	1.40 to 1.60	(1.58) to (1.38)
Utilities Fund	16.62 to 17.08	—	19.03 to 19.59	—	—	1.40 to 1.60	14.50 to 14.73
Equity Income Portfolio II	16.65 to 16.87	5,490	19.47 to 19.78	108,573	2.96	1.40 to 1.60	16.97 to 17.21
International Stock Portfolio	15.54 to 15.97	1,797	15.62 to 16.08	28,900	0.65	1.40 to 1.60	0.51 to 0.71

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.30 to $23.10	7,165,609	$9.15 to $22.81	$74,501,987	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.56 to 16.86	7,915,881	9.48 to 16.79	93,195,717	—	1.25 to 1.65	(0.87) to (0.47)
Quality Bond Fund	10.04 to 40.44	18,214,747	9.92 to 40.09	257,385,723	—	1.25 to 1.65	(1.27) to (0.87)
High Yield Bond Fund	11.88 to 83.14	6,630,090	11.29 to 79.34	117,344,185	—	1.25 to 1.65	(4.95) to (4.57)
Flexibly Managed Fund	14.80 to 249.59	118,743,663	15.29 to 258.80	2,924,695,781	—	1.25 to 1.65	3.28 to 3.69
Balanced Fund	13.34 to 15.51	3,682,108	13.21 to 15.42	54,348,189	—	1.25 to 1.65	(0.97) to (0.57)
Large Growth Stock Fund	10.87 to 74.95	11,813,632	11.84 to 81.80	194,780,086	—	1.25 to 1.65	8.70 to 9.14
Large Cap Growth Fund	12.89 to 15.07	1,982,759	12.68 to 14.80	26,051,679	—	1.25 to 1.65	(1.79) to (1.39)
Large Core Growth Fund	14.66 to 17.99	3,829,385	14.69 to 17.99	57,685,922	—	1.25 to 1.65	0.02 to 0.42
Large Cap Value Fund	15.69 to 77.66	5,350,669	14.76 to 73.36	110,316,051	—	1.25 to 1.65	(5.92) to (5.54)
Large Core Value Fund	13.72 to 16.49	6,160,221	13.41 to 16.09	85,427,687	—	1.25 to 1.65	(2.43) to (2.04)
Index 500 Fund	16.17 to 27.60	13,616,761	16.06 to 27.53	246,090,977	—	1.25 to 1.65	(0.65) to (0.25)
Mid Cap Growth Fund	12.12 to 26.52	4,925,209	11.26 to 24.68	70,123,961	—	1.25 to 1.65	(7.32) to (6.95)
Mid Cap Value Fund	16.76 to 42.71	4,598,636	15.17 to 38.81	104,959,167	—	1.25 to 1.65	(9.49) to (9.13)
Mid Core Value Fund	16.04 to 22.34	2,113,222	15.54 to 21.73	41,291,697	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Growth Fund	15.64 to 18.25	2,393,965	15.15 to 17.75	39,718,070	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Value Fund	16.83 to 19.41	2,418,781	15.61 to 18.08	41,074,325	—	1.25 to 1.65	(7.24) to (6.86)
Small Cap Growth Fund	11.77 to 36.16	2,915,128	11.64 to 35.83	50,955,125	—	1.25 to 1.65	(1.29) to (0.90)
Small Cap Value Fund	16.27 to 60.85	5,386,678	15.13 to 56.82	149,823,984	—	1.25 to 1.65	(7.01) to (6.63)
Small Cap Index Fund	15.65 to 17.94	3,138,189	14.61 to 16.74	47,493,658	—	1.25 to 1.65	(6.67) to (6.30)
Developed International Index Fund	10.57 to 12.88	4,549,440	10.27 to 12.53	49,799,229	—	1.25 to 1.65	(3.00) to (2.61)
International Equity Fund	12.59 to 44.72	10,690,187	12.83 to 45.75	217,439,079	—	1.25 to 1.65	1.90 to 2.30
Emerging Markets Equity Fund	9.83 to 10.74	10,415,118	8.61 to 9.44	92,026,025	—	1.25 to 1.65	(12.35) to (11.99)
Real Estate Securities Fund	14.90 to 28.49	4,489,842	15.42 to 29.61	101,730,698	—	1.25 to 1.65	3.50 to 3.91
Aggressive Allocation Fund	14.01 to 15.32	4,226,885	13.59 to 14.83	58,825,685	—	1.25 to 1.65	(3.20) to (2.81)
Moderately Aggressive Allocation Fund	13.59 to 14.82	16,364,468	13.21 to 14.47	229,110,017	—	1.25 to 1.65	(2.76) to (2.37)
Moderate Allocation Fund	12.65 to 13.66	25,391,411	12.37 to 13.42	330,778,517	—	1.25 to 1.65	(2.18) to (1.79)
Moderately Conservative Allocation Fund	11.79 to 12.97	7,960,449	11.57 to 12.78	98,299,803	—	1.25 to 1.65	(1.85) to (1.46)
Conservative Allocation Fund	10.85 to 12.13	5,015,775	10.68 to 11.99	58,140,402	—	1.25 to 1.65	(1.56) to (1.16)
High Income Bond Fund II	21.71 to 22.27	—	20.82 to 21.39	—	—	1.40 to 1.60	(4.12) to (3.93)
Financial Services Fund	10.37 to 10.63	—	9.80 to 10.07	—	—	1.40 to 1.60	(5.51) to (5.32)
Health Care Fund	25.82 to 26.48	—	26.56 to 27.30	—	—	1.40 to 1.60	2.87 to 3.08
Russell 2000 1.5x Strategy Fund	19.41 to 19.90	1,095	17.37 to 17.85	19,011	—	1.40 to 1.60	(10.52) to (10.34)
Nova Fund	18.18 to 18.64	—	17.76 to 18.25	—	—	1.40 to 1.60	(2.29) to (2.10)
NASDAQ-100 Fund	25.06 to 25.70	—	26.69 to 27.43	—	—	1.40 to 1.60	6.52 to 6.74
Technology Fund	17.57 to 18.02	—	17.48 to 17.97	—	—	1.40 to 1.60	(0.49) to (0.29)
Inverse S&P 500 Strategy Fund	2.40 to 2.46	—	2.26 to 2.32	—	—	1.40 to 1.60	(5.95) to (5.76)
Government Long Bond 1.2x Strategy Fund	21.34 to 21.88	5,291	19.93 to 20.48	108,367	1.06	1.40 to 1.60	(6.60) to (6.41)
U.S. Government Money Market Fund	9.15 to 9.38	480	9.01 to 9.25	4,321	—	1.40 to 1.60	(1.59) to (1.39)

37

Note 6.    Financial Highlights (continued)

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Utilities Fund	$18.23 to 18.69	—	$16.62 to 17.08	$—	—	1.40 to 1.60	(8.83) to (8.65)
Equity Income Portfolio II	18.21 to 18.42	9,048	16.65 to 16.87	152,678	2.32	1.40 to 1.60	(8.58) to (8.40)
International Stock Portfolio	15.94 to 16.34	2,748	15.54 to 15.97	43,889	0.91	1.40 to 1.60	(2.48) to (2.28)

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.

**

These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded. Certain previously disclosed expense ratios were changed according to the revisions stated in Footnote 2.

***

These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

****	On July 3, 2017 a new product was launched, Smart Foundation Advisory VA, which resulted in a partial year of total return ratios for 2017.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2019 and through the Account I Financial Statement date of issuance of April 6, 2020. As a result of the COVID-19 pandemic, economic uncertainties have arisen that are likely to negatively impact the Variable Account’s net assets. The extent to which the COVID-19 pandemic impacts the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

38

PM8675  05/20

The Penn Mutual Life Insurance Company 2019 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square 2001 Market Street Suite 1800 Philadelphia, Pennsylvania 19103-7042 T: 267 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2019 and 2018, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although no reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

February 20, 2020

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2019	2018

ADMITTED ASSETS
Bonds	$10,421,103	$9,968,033
Stocks:
Preferred	120,570	112,090
Common — affiliated	716,298	559,797
Common — unaffiliated	64,246	70,398
Real estate	32,062	33,157
Policy loans	396,411	355,265
Cash and short-term investments	311,382	270,846
Alternative assets	758,045	693,130
Derivatives	581,407	249,283
Other invested assets	809,315	642,045

TOTAL INVESTMENTS	14,210,839	12,954,044

Investment income due and accrued	134,608	123,168
Premiums due and deferred	106,469	100,727
Deferred tax asset	191,165	214,419
Corporate owned life insurance	231,012	215,530
Amounts recoverable from reinsurers	25,170	46,202
Other assets	57,513	104,994
Separate account assets	8,370,170	7,289,426

TOTAL ASSETS	$23,326,946	$21,048,510

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$10,176,283	$9,756,743
Dividends to policyholders payable in the following year	103,857	88,562
Policy claims in process	58,780	61,604
Interest maintenance reserve	105,176	163,650
Asset valuation reserve	192,420	165,053
Drafts outstanding	30,350	57,392
Funds held under coinsurance	993,897	925,972
Federal income taxes payable	2,117	26,567
Other liabilities	628,555	325,572
Derivatives	666,654	334,393
Separate account liabilities	8,370,170	7,289,426

TOTAL LIABILITIES	21,328,259	19,194,934

SURPLUS
Surplus notes	390,284	390,041
Unassigned surplus	1,608,403	1,463,535

TOTAL SURPLUS	1,998,687	1,853,576

TOTAL LIABILITIES AND SURPLUS	$23,326,946	$21,048,510

The accompanying notes are an integral part of these financial statements.

2019 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2019	2018

REVENUE
Premium and annuity considerations	$1,159,299	$993,852
Net investment income	654,555	607,535
Other revenue	780,919	700,066

TOTAL REVENUE	2,594,773	2,301,453

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,522,946	1,317,178
Increase in reserves for payment of future insurance and annuity benefits	838,322	647,994
Commissions	169,938	154,759
Operating expenses	320,427	300,148
Other expenses	57,257	50,122
Net transfer from separate accounts	(383,836)	(300,539)

TOTAL BENEFITS AND EXPENSES	2,525,054	2,169,662

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFITS	69,719	131,791

Dividends to policyholders	98,433	86,793

(LOSS)/GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	(28,714)	44,998

Federal income tax benefit	(73,310)	(4,038)

GAIN FROM OPERATIONS	44,596	49,036

Net realized capital gains/(losses), net of tax	12,976	(11,519)

NET INCOME	$57,572	$37,517

SURPLUS
Net income	$57,572	$37,517
Opening surplus adjustment	—	(10,629)
Change due to reinsurance	(8,224)	(11,656)
Change in asset valuation reserve	(27,367)	(23,572)
Change in net unrealized capital losses, net of tax	150,200	139,491
Change in net deferred income tax	(9,513)	19,810
Change in funded status of postretirement plans, net of tax	(3,955)	(3,071)
Change in surplus notes	243	225
Change in nonadmitted assets	(13,845)	8,061

Change in surplus	145,111	156,176

Surplus, beginning of year	1,853,576	1,697,400

Surplus, end of year	$1,998,687	$1,853,576

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2019	2018

OPERATIONS
Premium and annuity considerations	$1,720,387	$1,385,642
Net investment income	707,804	621,310
Other revenue	251,107	253,307

CASH PROVIDED BY OPERATIONS	2,679,298	2,260,259

Benefits paid	1,552,417	1,404,229
Commissions and operating expenses	359,288	509,169
Net transfers (from)/to separate accounts	(380,494)	(316,455)
Dividends to policyholders	17,894	37,022
Taxes (refunded) on operating income and realized investment losses	(32,712)	(66,823)

CASH USED IN OPERATIONS	1,516,393	1,567,142

NET CASH PROVIDED BY OPERATIONS	1,162,905	693,117

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	3,485,833	1,164,644
Preferred and common stocks	82,556	44,499
Alternative assets, real estate and other invested assets	120,507	69,616
Net (losses)/gains on cash, cash equivalents short-term investments	—	5
Derivatives	—	3,635

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	3,688,896	1,282,399

Cost of investments acquired:
Bonds	3,894,823	1,957,616
Preferred and common stock	140,285	107,258
Alternative assets, real estate and other invested assets	306,246	307,031
Derivatives	107,142	(2,484)

TOTAL COST OF INVESTMENTS ACQUIRED	4,448,496	2,369,421

Net increase in policy loans	(30,180)	(15,676)

NET CASH USED IN INVESTMENT ACTIVITIES	(789,780)	(1,102,698)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit-type contracts	(429,053)	213,730
Other cash applied, net	96,464	167,384

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS	(332,589)	381,114

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	40,536	(28,467)

Cash and short-term investments:
Beginning of year	270,846	299,313

End of year	$311,382	$270,846

…continued -

2019 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2019	2018

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Common stock acquired as a return of capital/dividend	$2,852	$7,998
Premiums paid from benefits	$27,034	$25,137
Premiums paid by dividend	$65,244	$57,605
Premiums paid by policy loan	$10,966	$8,902
Capitalized interest	$906	$1,046
Bond exchange	$198,736	$70,996

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in all fifty states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. myWorth, LLC, and certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Investment Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2019 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, beginning in 2019, recognizes the changes through realized capital gains/(losses);
(n)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(o)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(p)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(q)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(r)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(s)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “ability and intent to not sell” criteria; and
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates, with the exception of Vantis, is carried at its underlying audited statutory equity. The Company’s investment in Vantis is carried at underlying audited statutory equity plus the unamortized goodwill related to the Company’s purchase of Vantis. The goodwill was being amortized over 10 years and was fully impaired in 2019.

During 2019, PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company has increased PIA’s carrying value by $104,050 resulting in an increase in surplus by this amount on the Company’s financial statements.

Had the Company not been permitted to include the asset and statutory surplus noted above, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. Impairment of affiliate goodwill is recognized through realized capital gains/(losses).

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective

2019 Statutory Financial Statements	Page 7

($ in Thousands)

hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and receiver swaps, a type of interest rate swap, that are carried at fair value. The Company’ may use interest rate caps to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets  OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

LIHTC  OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2019				2018

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$333	$17,072	NA		$1,449	$17,972	NA
Uncollected loading	(315)	(2,577)	NA		(1,376)	(2,562)	NA

Net uncollected	$18	$14,495	$231	$14,744	$73	$15,410	$312	$15,795

Deferred premium	$16,787	$90,212	NA		$16,377	$81,083	NA
Deferred loading	(15,429)	2,091	NA		(14,874)	4,939	NA

Net deferred	$1,358	$92,303	$4	$93,665	$1,503	$86,022	$5	$87,530

Subtotal — gross deferred and uncollected				108,409				103,325
Nonadmitted				(1,940)				(2,598)

Premiums due and deferred , net				$106,469				$100,727

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

2019 Statutory Financial Statements	Page 9

($ in Thousands)

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2019	2018

Equity funds	$173,756	$153,549
Bond funds	21,741	31,924
Money market funds	11,004	4,913
Other	24,511	25,144

Total	$231,012	$215,530

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS  Computer equipment and packaged software is reported at a cost of $113,039 and $113,850, less accumulated depreciation of $100,654 and $95,623 at December 31, 2019 and 2018, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2019 and 2018 was $5,031 and $6,975, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets. The investment income and realized capital gains/ (losses) from separate account assets

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%. An insignificant amount of reserves uses an assumed interest rate greater than 10%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM).

2019 Statutory Financial Statements	Page 11

($ in Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $2,360,661 and $2,471,527 and as of December 31, 2019 and 2018, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.    In 2018, the Company changed its policy regarding deferrals into the IMR that resulted in an opening surplus adjustment of $10,629.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2019, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2019 and 2018, the amortized cost basis of the 2010 Notes was $192,596 and $192,447, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2019 and 2018, respectively. Total interest paid since the issuance of the 2010 Notes is $141,063.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2019 and 2018, the amortized cost basis of the 2004 Notes was $197,688 and $197,594, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2019 and 2018, respectively. Total interest paid since the issuance of the 2004 Notes is $203,120.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and co/modco reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

2019 Statutory Financial Statements	Page 13

($ in Thousands)

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2019, there were $150,000 in outstanding borrowings and the maximum borrowed during the year was $615,000. As of December 31, 2018, there were $600,000 in outstanding borrowings and the maximum borrowed during the year was $700,000.

NEW ACCOUNTING STANDARDS

Effective December 31, 2019, the Company adopted revisions to NAIC SSAP no. 51R requiring additional disclosures for life reserves by withdrawal characteristics.

During 2019, the Company adopted NAIC SSAP No. 100R, “Fair Value”. The revisions eliminate disclosures on transfers between Levels 1 and 2.

Effective December 31, 2018, the Company adopted revisions to SSAP No. 68, “Business Combinations and Goodwill”. The revisions require additional disclosure regarding goodwill balances within the carrying value of subsidiaries.

Effective December 31, 2018, the Company adopted NAIC revisions to SSAP No. 2, “Cash, Drafts and Short-term Investments.” The revisions require money market funds previously classified as short-term investments to be moved to cash equivalents, and be recorded at fair value with net asset value (NAV) allowed as a practical expedient to estimate fair value. The adoption of this guidance was not material to the Company.

Effective December 31, 2018, the Company adopted NAIC revisions to SSAP No. 21, “Other Admitted Assets.” The revisions require additional disclosure regarding the underlying investments of corporate owned life insurance.

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning -of-period and end-of-period cash amounts on the statement of cash flow. The new guidance is effective for the year ending December 31, 2019. The adoption of this guidance was not material to the Company.

RECENT ACCOUNTING DEVELOPMENTS

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. This adoption of this guidance will not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. This impact of the adoption of this guidance is currently being evaluated.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2019	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$606,540	$955	$15,422	$592,073
Other Governments	7,000	—	5	6,995
States, Territories and Possessions	70,259	10,611	—	80,870
Political Subdivisions	220,182	25,719	183	245,718
Special Revenue	798,718	126,288	1,058	923,948
Industrial and Miscellaneous	4,542,328	569,800	12,719	5,099,409
Residential Mortgage-backed Securities	645,191	19,271	388	664,074
Commercial Mortgage-backed Securities	1,778,121	80,084	8,675	1,849,530
Asset-backed securities	1,435,508	33,085	9,616	1,458,977
Hybrid securities	289,904	12,377	763	301,518
SVO Identified Funds	9,965	34	114	9,885
Bank Loans	17,387	198	135	17,450

Total Bonds	10,421,103	878,422	49,078	11,250,447
Preferred Stock	120,570	3,725	1,584	122,711

Total Bonds and Preferred Stock	$10,541,673	$882,147	$50,662	$11,373,158

		Gross Unrealized Capital
2018	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$958,074	$3,911	$58,095	$903,890
Other Governments	11,913	1,641	26	13,528
States, Territories and Possessions	98,160	6,864	384	104,640
Political Subdivisions	231,198	16,483	341	247,340
Special Revenue	919,239	84,180	6,753	996,666
Industrial and Miscellaneous	4,320,083	189,669	130,660	4,379,092
Residential Mortgage-backed Securities	466,307	7,444	4,779	468,972
Commercial Mortgage-backed Securities	1,592,556	42,085	13,395	1,621,246
Asset-backed securities	1,164,343	17,093	18,469	1,162,967
Hybrid securities	206,160	741	11,944	194,957

Total bonds	9,968,033	370,111	244,846	10,093,298
Preferred stock	112,090	1,240	5,711	107,619

Total Bonds and Preferred Stock	$10,080,123	$371,351	$250,557	$10,200,917

Included in the table above are securities restricted for use under various reinsurance agreements with an admitted value and fair value totaling $2,322,434 and $2,572,464, respectively, as of December 31, 2019 and $1,886,573 and $1,926,710, respectively, as of December 31, 2018.

2019 Statutory Financial Statements	Page 15

($ in Thousands)

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $100,773 and $106,261, respectively, of subprime mortgages.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2019 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$138,535	$142,357
Due after one year through five years	641,838	668,178
Due after five years through ten years	1,249,980	1,363,800
Due after ten years	4,484,984	5,103,531
Residential Mortgage-backed Securities(1)	657,045	664,074
Commercial Mortgage-backed Securities(1)	1,813,108	1,849,530
Asset-backed securities(1)	1,435,613	1,458,977

Total bonds	10,421,103	11,250,447
Preferred stock	120,570	122,711

Total Bonds and Preferred Stock	$10,541,673	$11,373,158

(1) Includes U.S. Agency structured securities
Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $202,261, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.00 years.

Investments on deposit with regulatory authorities as required by law were $4,154 and $4,279 at December 31, 2019 and 2018, respectively. Investments pledged as collateral for derivative contracts were $76,717 and $168,928 at December 31, 2019 and 2018, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions.

At December 31, 2019, the Company had no industry concentration greater than 5% of the Company’s portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2019	2018

Balance, beginning of period	$24,610	$25,398
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(7,925)	(788)
Credit loss impairments previously recognized on securities impaired to fair value during the period	(11,252)	—
Credit loss impairment recognized in the current period on securities not previously impaired	2,294	—
Additional credit loss impairments recognized in the current period on securities previously impaired	5,111	—

Balance, end of period	$12,838	$24,610

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2019 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2019	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$404,028	$14,425	$12,990	$997	$417,018	$15,422	80
Other Governments	5,000	—	1,995	5	6,995	5	2
Political Subdivisions	14,088	183	—	—	14,088	183	41
Special Revenue	4,930	71	23,179	987	28,109	1,058	417
Industrial and Miscellaneous	154,726	4,885	86,476	7,834	241,202	12,719	1,503
Residential Mortgage-backed Securities	61,625	168	9,348	220	70,973	388	104
Commercial Mortgage-backed Securities	267,251	5,074	43,301	3,601	310,552	8,675	267
Asset-backed Securities	480,356	2,271	277,689	7,345	758,045	9,616	302
Hybrid Securities	5,225	46	18,954	717	24,179	763	89
SVO Identified Funds	—	—	9,885	114	9,885	114	6
Bank Loans	3,138	135	—	—	3,138	135	9

Total Bonds	1,400,367	27,258	483,817	21,820	1,884,184	49,078	2,820
Preferred Stock	23,338	39	9,276	1,545	32,614	1,584	46

Total Bonds and Preferred Stock	$1,423,705	$27,297	$493,093	$23,365	$1,916,798	$50,662	2,866

2019 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2018	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$576,485	$46,704	$185,523	$11,391	$762,008	$58,095	117
Other Governments	—	—	1,974	26	1,974	26	3
States, Territories and Possessions	—	—	16,623	384	16,623	384	16
Political Subdivisions	4,882	118	21,054	223	25,936	341	46
Special Revenue	50,867	439	113,553	6,314	164,420	6,753	221
Industrial and Miscellaneous	1,799,819	82,405	508,608	48,255	2,308,427	130,660	1422
Residential Mortgage-backed Securities	44,231	434	196,763	4,345	240,994	4,779	80
Commercial Mortgage-backed Securities	246,021	4,694	232,482	8,701	478,503	13,395	377
Asset-backed Securities	635,592	14,915	75,887	3,554	711,479	18,469	297
Hybrid Securities	160,933	9,104	13,348	2,840	174,281	11,944	62

Total Bonds	3,518,830	158,813	1,365,815	86,033	4,884,645	244,846	2,641
Preferred Stock	44,548	2,716	21,737	2,995	66,285	5,711	44

Total Bonds and Preferred Stock	$3,563,378	$161,529	$1,387,552	$89,028	$4,950,930	$250,557	2,685

Included in the December 31, 2019 amounts above is the interest portion of other-than-temporary impairments on securities of $3,123.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2019	$76,434	$398	$12,586	$64,246
December 31, 2018	86,501	—	16,103	70,398

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $84,618 and $84,618, respectively, as of December 31, 2019.

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2019	$5,961	$454	$41,779	$12,132	$47,740	$12,586
December 31, 2018	21,827	4,816	22,108	11,287	43,935	16,103

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 9 individual securities. There were 3 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2019 are temporary in nature.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2019 and 2018 was $2,566 and $2,452, respectively. The Company also invested $6,000 and $24,000 in FHLB-PGH Activity Stock as of December 31, 2019 and 2018. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2019 and 2018, the Company’s borrowing capacity with the FHLB-PGH was $1,375,908 and $1,263,983, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2019	Maximum during 2019	December 31, 2018	Maximum during 2018

Carrying value	$181,521	$756,815	$787,003	$806,781
Fair value	211,653	820,281	821,563	843,417

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2019 and 2018 was $11,955 and $13,373, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2019, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2019	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,965	—	2,294	2,671

Total other-than-temporary impairments	$4,965	$—	$2,294	$2,671

2019 Statutory Financial Statements	Page 19

($ in Thousands)

For the year ended December 31, 2018, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2018	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	8,400	—	2,805	5,595

Total other-than-temporary impairments	$8,400	$—	$2,805	$5,595

In addition, during the years ended December 31, 2019 and 2018, the Company recognized realized losses of $0 related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2019 and 2018, accumulated depreciation on real estate amounted to $26,118 and $24,598, respectively.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2019, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $3,823 and $712 for the years ended December 31, 2019 and 2018, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $427,924 and $553,953 for the years ended December 31, 2019 and 2018.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2019 and 2018 were as follows:

December 31,	2019	2018

LIHTC	$31,928	$38,001
Receivable for securities	16,555	1,903
Other invested assets-affiliated	759,450	600,759
Other invested assets-unaffiliated	1,382	1,382

Total other invested assets	$809,315	$642,045

Other invested assets-affiliated represents the Company’s investment in ISP, myWorth, PMAM, PMAM’s Private Funds/ PMUBX, and notes receivable held by the Company from JMS, a subsidiary of ISP and PMAM.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2019 and 2018. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2019 or 2018.

Commitments of $649 and $1,382 for the years ended December 31, 2019 and 2018, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 4 and 9 years and required holding periods for its LIHTC investments between 7 and 12 years.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/ (LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2019	2018

Income:
Bonds and preferred stock	$494,906	$490,610
Common stock — unaffiliated	7,008	6,257
Real estate	3,519	3,519
Policy loans	18,374	16,916
Alternative assets	83,159	65,671
Other invested assets	80,499	70,428
Other	10,449	2,466
Derivatives	405	(11,015)
IMR amortization	7,685	10,267

Total investment income	706,004	655,119

Expenses:
Surplus note interest	28,793	28,775
Depreciation of real estate	1,520	1,707
Other investment expenses	21,136	17,102

Total investment expenses	51,449	47,584

Net Investment Income	$654,555	$607,535

Included in the table above (Bonds and preferred stock) is $2,005 of investment income attributable to securities disposed of as a result of a callable feature, spread over 17 securities.

During 2019 and 2018, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2019			2018

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$2,873,827	$147,957	$9,452	$359,478	$8,203	$13,157
Preferred stock	10,525	279	5	9,828	—	209
Common stock	44,156	1,607	1,051	29,171	1,846	865

There was no nonadmitted accrued investment income at December 31, 2019 and 2018.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2019	2018

Realized capital losses	$(21,665)	$(5,632)
Less:
Amount transferred to IMR (net of related taxes of $13,501 in 2019 and $(846) in 2018)	(50,789)	3,182
Tax on realized capital gains, after IMR	16,148	2,705

Net Realized Capital Gains/(Losses)	$12,976	$(11,519)

2019 Statutory Financial Statements	Page 21

($ in Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The details by NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2019 and reacquired within 30 days of the sale date are:

Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)

Common Stocks	—	40	9,571	9,775	314

Note 4.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,197,799 and $7,146,868 at December 31, 2019 and 2018, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $172,371 and $142,558 at December 31, 2019 and 2018, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

YEARS ENDED DECEMBER 31,	2019	2018

Premiums considerations and deposits	$429,750	$345,640
Reserves at December 31, at market value	8,244,402	7,166,983
Subject to discretionary withdrawal at market value	8,244,402	7,166,983

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

YEARS ENDED DECEMBER 31,	2019	2018

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$429,750	$345,640
Transfers from separate accounts	(813,586)	(646,179)

Transfers as reported in the Statements of Income	$(383,836)	$(300,539)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2019	2018

Enhanced Deferred Individual Annuity	$6,793,664	$5,928,704
Single Life Variable Universal Life	752,478	632,201
Basic Deferred Individual Annuity	371,973	335,494
Joint Life Variable Universal Life	279,684	250,469
Deferred Group Annuity	172,371	142,558

Total	$8,370,170	$7,289,426

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $63,504 and $61,430 for the years ended December 31, 2019 and 2018, respectively and $285,640 for the five-year period between 2015 and 2019.

For the years ended December 31, 2019 and 2018, the general account of the Company has paid $266 and $361, respectively, towards separate account guarantees, and $3,102 cumulatively over the last five years.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are centrally cleared through an exchange.

2019 Statutory Financial Statements	Page 23

($ in Thousands)

For the years ended December 31, 2019 and 2018, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting . Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $2,281 at December 31, 2019.

DECEMBER 31,		2019			2018
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Credit default swaps	$—	$—	$—	$5,000	$—	$(169)
Currency swaps	24,076	2,125	—	23,663	976	—
Equity futures	37,810	34	(17)	181,086	—	(1,286)
Equity options	1,856,843	63,602	(103,955)	563,487	5,343	(8,377)
Inflation swaps	125,000	—	(5,688)	125,000	—	(6,718)
Interest rate futures	125,946	—	(156)	657,108	—	(236)
Interest rate swaps	10,260,800	330,505	(210,270)	7,821,900	124,780	(150,264)
Swaptions	1,680,000	575	(4,553)	850,000	2,531	(8,098)
Total return swaps	3,260,369	177,007	(342,015)	3,826,609	104,273	(160,183)
Treasury forwards	122,000	5,278	—	71,000	1,713	—
Treasury swaps	—	—	—	72,846	—	(584)

Total	$17,492,844	$579,126	$(666,654)	$14,197,699	$239,616	$(335,915)

YEARS ENDED DECEMBER 31,	2019		2018
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]

Credit default swaps	$(182)	$(218)	$(254)	$—
Currency swaps	766	(1)	277	—
Equity options	—	(16,937)	—	2,169
Equity futures	—	(15,036)	—	(1,784)
Inflation swaps	(1,609)	—	(2,540)	—
Interest rate futures	—	(4,944)	—	2,756
Interest rate swaps	(6,715)	(109,542)	(15,832)	57,229
Swaptions	—	2,020	—	3,420
Total return swaps	8,684	(14,253)	6,480	(58,280)
Treasury forwards	—	14,420	—	(5,148)
Treasury swaps	(539)	1,479	854	2,333

Total	$405	$(143,012)	$(11,015)	$2,695

1	$(178,789) and $1,730 of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2019 and 2018, respectively.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2019	2018

Credit default swaps	$401	$224
Currency swaps	1,149	976
Equity futures	614	(356)
Equity options	(13,510)	3,867
Inflation swaps	1,031	487
Interest rate futures	2,121	(3,827)
Interest rate swaps	144,053	57,952
Swaptions	585	(4,068)
Total return swaps	(109,099)	91,458
Treasury forwards	3,565	621
Treasury swaps	585	(585)

Total	$31,495	$146,749

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2019 and 2018, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2019 and 2018, the Company pledged collateral of $212,716 and $215,877, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2019 and 2018, the Company pledged collateral for futures contracts of $2,281 and $5,856, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

2019 Statutory Financial Statements	Page 25

($ in Thousands)

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2019, there were 3 debt securities carried at fair value of $4,443 that were valued in this manner. As of December 31, 2018, there were 2 debt securities carried at fair value of $10,461 that were valued in this manner.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward

2019 Statutory Financial Statements	Page 27

($ in Thousands)

contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2019	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$5,038	$—	$5,038
Commercial MBS	—	9,886	—	9,886
Asset-backed securities	—	195	—	195
SVO Identified Funds	9,999	—	—	9,999

Total Bonds	9,999	15,119	—	25,118
Preferred Stock	—	—	783	783
Common stock — unaffiliated	55,658	—	8,577	64,235
Derivatives
Futures	34	—	—	34
Options	—	64,177	—	64,177
Swaps	—	514,915	—	514,915

Total derivatives	34	579,092	—	579,126

Total investments	65,691	594,211	9,360	669,262
Separate account assets	8,370,170	—	—	8,370,170

Total assets	$8,435,861	$594,211	$9,360	$9,039,432

Liabilities:
Derivatives
Interest rate swaps	$—	$—	$—	$—
Credit default swaps	—	—	—	—
Futures	(172)	—	—	(172)
Options	—	(108,508)	—	(108,508)
Swaps	—	(557,974)	—	(557,974)

Total liabilities	$(172)	$(666,482)	$—	$(666,654)

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2018	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$—	$—	$—
Commercial MBS	—	8,254	—	8,254
Asset-backed securities	—	261	—	261

Total Bonds	—	8,515	—	8,515
Common stock — unaffiliated	43,935	—	26,463	70,398
Derivatives
Futures	—	—	—	—
Options	—	7,874	—	7,874
Swaps	—	231,742	—	231,742

Total derivatives	—	239,616	—	239,616

Total investments	43,935	248,131	26,463	318,529
Separate account assets	7,289,426	—	—	7,289,426

Total assets	$7,333,361	$248,131	$26,463	$7,607,955

Liabilities:
Derivatives
Interest rate swaps	$—	$—	$—	$—
Credit default swaps	—	—	—	—
Futures	(1,522)	—	—	(1,522)
Options	—	(16,475)	—	(16,475)
Swaps	—	(317,918)	—	(317,918)

Total liabilities	$(1,522)	$(334,393)	$—	$(335,915)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were 5 securities transfered in or out of Level 3 for the year ended December 31, 2019.

2019 Statutory Financial Statements	Page 29

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2019 and 2018 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2019	$—	$—	$—	$26,463	$26,463
Transfers in	—	—	783	—	783
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—		—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	16,125	16,125
(Sales)	—	—	—	(34,011)	(34,011)

Balance, December 31, 2019	$—	$—	$783	$8,577	$9,360

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2018	$3,660	$—	$—	$15,778	$19,438
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(6,000)	—	—	—	(6,000)
Surplus	2,313	—	—		2,313
Amortization/Accretion	27	—	—	—	27
Purchases/(sales):
Purchases	—	—	—	14,685	14,685
(Sales)	—	—	—	(4,000)	(4,000)

Balance, December 31, 2018	$—	$—	$—	$26,463	$26,463

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2019:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$783	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Membership Stock	8,566	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$9,360

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2019	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,260,298	$10,421,103	$534,105	$10,696,723	$29,470
Preferred stock	122,710	120,570	72,595	48,779	1,337
Common stock-unaffiliated	64,235	64,246	55,670	—	8,566
Cash and short-term investments	311,382	311,382	311,382	—	—
Derivatives	579,126	581,407	34	579,092	—
Separate Account assets	8,370,170	8,370,170	8,370,170	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,693	$2,493,999	$—	$—	$2,474,693
Derivatives	666,654	666,654	172	666,482	—
Separate Account liabilities	8,370,170	8,370,170	8,370,170	—	—

2018	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$10,093,298	$9,968,033	$818,997	$9,209,413	$64,888
Redeemable preferred stock	107,619	112,090	63,082	35,355	9,182
Common stock-unaffiliated	70,398	70,398	43,935	—	26,463
Cash and short-term investments	270,846	270,846	270,846	—	—
Derivatives	239,616	239,616	—	239,616	—
Separate Account assets	7,289,426	7,289,426	7,289,426	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,387,076	$2,379,269	$—	$—	$2,387,076
Derivatives	335,915	334,393	1,522	334,393	—
Separate Account liabilities	7,289,426	7,289,426	7,289,426	—	—

2019 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
DECEMBER 31, 2019	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$406,742	$394,879	$459,265	$—	$—	$—
Universal Life with Secondary
Guarantees	1,818,866	1,715,014	3,962,633	—	—	—
Indexed Universal Life	973,686	923,822	947,121	—	—	—
Indexed Universal Life with
Secondary Guarantees	113,662	105,795	211,416	—	—	—
Other Permanent Cash Value Life
Insurance	—	3,808,674	4,205,259	—	—	—
Variable Universal Life	208,738	204,648	202,331	1,036,947	1,027,444	1,027,444
Miscellaneous Reserves	—	—	35,152	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	364,301	—	—	—
Accidental Death Benefits	—	—	235	—	—	—
Disability — Active Lives	—	—	23,244	—	—	—
Disability — Disabled Lives	—	—	14,217	—	—	—
Miscellaneous Reserves	—	—	25,312	—	—	—

Total	3,521,694	7,152,832	10,450,486	1,036,947	1,027,444	1,027,444
Less: Reinsurance ceded	1,853,714	1,756,805	3,360,740	—	—	—

Net	$1,667,980	$5,396,027	$7,089,746	$1,036,947	$1,027,444	$1,027,444

Note 8.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2019	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	157,988	—	157,988	2%
At fair value	—	7,050,706	7,050,706	68%

Subtotal	157,988	7,050,706	7,208,694	70%

At book value — without adjustment	1,782,278	—	1,782,278	17%
Not subject to discretionary withdrawal	1,140,322	166,252	1,306,574	13%

Total annuity reserves and deposit liabilities gross	3,080,588	7,216,958	10,297,546	100%

Less: Reinsurance ceded	3,851	—	3,851

Total Annuity Reserves and Deposit Liabilities, Net	$3,076,737	$7,216,958	$10,293,695

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

2018	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	197,277	—	197,277	2%
At fair value	—	6,151,493	6,151,493	63%

Subtotal	197,277	6,151,493	6,348,770	65%

At book value — without adjustment	2,222,554	—	2,222,554	23%
Not subject to discretionary withdrawal	1,030,105	136,698	1,166,803	12%

Total annuity reserves and deposit liabilities gross	3,449,936	6,288,191	9,738,127	100%

Less: Reinsurance ceded	3,955	—	3,955

Total Annuity Reserves and Deposit Liabilities, Net	$3,445,981	$6,288,191	$9,734,172

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2019	2018

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$198,893	$212,781
Policyholders’ reserves — individual annuities	2,211,708	2,145,445
Liabilities for deposit-type contracts	650,216	1,071,075
VACARVM reserves	15,920	16,680

Subtotal	3,076,737	3,445,981

Separate Account Annual Statement:
Annuities	7,216,958	6,288,175
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	16

Subtotal	7,216,958	6,288,191

Total Reserves	$10,293,695	$9,734,172

As of December 31, 2019 and 2018, the Company has recorded reserves of $150,479 and $602,563, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

2019 Statutory Financial Statements	Page 33

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2019	2018

Account value	$7,248,174	$6,348,941
Net amount at risk	17,851	194,464

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2019:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,767	$253,785	$246,223
GMWB	12,550	2,698,931	2,635,894
GMWB w/ DB	1,084	216,896	211,416
GMWB w/ inflation	11,745	2,358,235	2,329,171
GMWB w/ inflation w/ DB	268	51,519	50,032
GMAB/GMWB	2,835	522,751	522,210

Total	30,249	$6,102,117	$5,994,946

The following table summarizes the account values for the different benefit types as of December 31, 2018:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,789	$211,394	$204,371
GMWB	12,475	2,294,623	2,236,256
GMWB w/ DB	1,083	179,395	173,785
GMWB w/ inflation	12,254	2,094,004	2,060,871
GMWB w/ inflation w/ DB	263	42,864	40,872
GMAB/GMWB	3,145	510,178	509,214

Total	31,009	$5,332,458	$5,225,369

Variable annuity reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2019 and 2018, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $7,141,715 and $6,246,041, as of December 31, 2019 and 2018, respectively. During 2019 and 2018, there was no release of reserves as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $76,191 and $76,776, as of December 31, 2019 and 2018, respectively.

Note 9.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

Effective December 31, 2019, the Vantis qualified pension plan was merged into the funded non-contributory defined benefit pension plan of its parent, the Company. As a result of the merger, assets of $11,227 and liabilities of $13,551 transferred from the Vantis plan to the pension plan of the Company. The Company recognized a settlement loss totaling $2,324; $1,307 is included in other expenses in the Statements of Income and $1,017 is included as a reduction to surplus in the Change in funded status of postretirement plans in Statements of Changes in Capital and Surplus.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

2019 Statutory Financial Statements	Page 35

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$169,233	$185,320	$16,197	$18,386
Service cost	—	—	273	308
Interest cost	6,503	5,804	595	542
Actuarial loss/(gain)	21,107	(12,049)	1,373	(1,793)
Benefits paid	(10,235)	(9,842)	(1,017)	(1,246)
Plan merger	13,551	—	—	—

Projected benefit obligation at end of year	$200,159	$169,233	$17,421	$16,197

The discount rate was 4.28% at December 31, 2018 and 3.29% at December 31, 2019, which resulted in an actuarial loss on the benefit obligation for the Pension Plans during 2019.

The discount rate was 4.30% at December 31, 2018 and 3.19% at December 31, 2019, which resulted in an actuarial loss on the benefit obligation for Other Postretirement Healthcare Plans during 2019.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Discount rate(1)	3.29%	4.28%	3.19%	4.30%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2019 discount rates are 3.06%, 2.99%, and 2.31% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2019		2018
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.80%	6.80%	7.20%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2025	2025

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2019	2018	2019	2018

Change in plan assets:
Fair value of plans assets at beginning of year	$180,814	$193,454	$—	$—
Actual return on plan assets	29,464	(5,362)	—	—
Employer contribution	2,608	2,564	1,017	1,246
Benefits paid	(10,235)	(9,842)	(1,017)	(1,246)
Plan Merger	11,227	—	—	—

Fair value of plan assets at end of year	$213,878	$180,814	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2019:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$81,843	$—	$—	$81,843
Bond funds	75,548	47,626	—	123,174
Money market funds	8,861	—	—	8,861

Total	$166,252	$47,626	$—	$213,878

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2018:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$81,962	$—	$—	$81,962
Bond funds	46,309	44,115	—	90,424
Money market funds	8,428	—	—	8,428

Total	$136,699	$44,115	$—	$180,814

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2019 and 2018 was a 40%-60%/ 50%-50% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

2019 Statutory Financial Statements	Page 37

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2019 and 2018 are as follows:

	2019 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2019	2018

Equity funds	40.0%	38.3%	45.3%
Bond funds	60.0%	57.6%	50.0%
Money market funds	—%	4.1%	4.7%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2019 and 2018 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Benefit obligation	$(200,159)	$(169,233)	$(17,421)	$(16,197)
Fair value of plan assets	213,878	180,814	—	—

Funded Status	$13,719	$11,581	$(17,421)	$(16,197)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Prepaid pension asset (nonadmitted)	$39,456	$36,098	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(25,737)	(24,517)	(17,421)	(16,197)

Funded Status	$13,719	$11,581	$(17,421)	$(16,197)

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2019	2018	2019	2018

Projected benefit obligation	$(174,422)	$(144,716)	$(25,737)	$(24,517)
Fair value of plan assets	213,878	180,814	—	—

Funded Status	39,456	36,098	(25,737)	(24,517)

Accumulated benefit obligation	$(174,422)	$(144,716)	$(25,737)	$(24,517)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Unrecognized prior service cost	$163	$—	$1,507	$1,753
Unrecognized actuarial (gain)/loss	48,882	45,411	(2,545)	(4,164)

Total	$49,045	$45,411	$(1,038)	$(2,411)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2019 and 2018, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2019	2018	2019	2018

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$45,411	$39,848	$(2,411)	$(736)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	—	(246)	(4)
Net prior service cost (credit) plan merger to net periodic benefit cost	163	—	—	—
Net actuarial loss/(gain) arising during the period	4,024	6,592	1,373	(1,793)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,407)	(1,029)	246	122
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	854	—	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$49,045	$45,411	$(1,038)	$(2,411)

2019 Statutory Financial Statements	Page 39

($ in Thousands)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2020 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$20	$246
Amortization of actuarial net (gain)/loss	1,423	(246)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Service cost	$—	$—	$273	$308
Interest cost	6,503	5,802	595	542
Expected return on plan assets	(12,380)	(13,278)	—	—
Amortization of prior service cost/(credit)	—	—	246	4
Amortization of actuarial losses/(gains)	1,407	1,029	(246)	(122)

Total net periodic benefit (credit)/cost	$(4,470)	$(6,447)	$868	$732

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2019	2018	2019	2018

Discount rate for benefit obligations	4.29%	3.60%	3.19%	3.62%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2019		2018
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.80%	7.20%	7.10%	7.60%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$53	$(46)
Impact of postretirement benefit obligation	829	(742)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2019	2018	2019	2018

Employer Contributions	$2,608	$2,564	$1,017	$1,246
Benefits Paid	$(10,235)	$(9,842)	$(1,017)	$(1,246)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2020, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,348 and $1,269, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2019 and 2018. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2020	$11,348	$1,269
2021	11,525	1,266
2022	11,661	1,280
2023	11,747	1,270
2024	11,779	1,214
Years 2025-2029	59,102	5,746

Total	$117,162	$12,045

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December 31, 2019, and 2018, the expense recognized for these plans was $8,460 and $4,188 respectively.

2019 Statutory Financial Statements	Page 41

($ in Thousands)

Note 10.  FEDERAL INCOME TAXES

On December 22, 2017, the U.S. government enacted new tax legislation. At December 31, 2018, based on a comprehensive review of the new guidance and final interpretation of the legislation, the Company recorded an expense of $1,570, after-tax, for the final impact of U.S. Tax Reform on policyholder liabilities and net deferred tax assets, including the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance regulations which limits the deductibility of reserves for U.S. federal income tax purposes.

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2019 and 2018.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and 2018.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2019			2018

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$372,227	$11,657	$383,884	$373,763	$16,022	$389,785

Adjusted gross DTAs	372,227	11,657	383,884	373,763	16,022	389,785
Adjusted gross DTAs nonadmitted	(45,506)	—	(45,506)	(35,021)	—	(35,021)
Subtotal — admitted adjusted DTA	326,721	11,657	338,378	338,742	16,022	354,764
Gross DTL	(113,966)	(33,247)	(147,213)	(115,497)	(24,848)	(140,345)

Net admitted DTA/(DTL)	$212,755	$(21,590)	$191,165	$223,245	$(8,826)	$214,419

Description	Changes during 2019

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$(1,536)	$(4,365)	$(5,901)
Adjusted gross DTAs	(1,536)	(4,365)	(5,901)
Adjusted gross DTAs nonadmitted	(10,485)	—	(10,485)

Subtotal — admitted adjusted DTA	(12,021)	(4,365)	(16,386)
Gross DTA/(DTL)	1,531	(8,399)	(6,868)

Net admitted DTA/(DTL)	$(10,490)	$(12,764)	$(23,254)

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2019			2018

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$179,508	$11,657	$191,165	$198,397	$16,022	$214,419
1. Adjusted gross DTA expected to be realized	179,508	11,657	191,165	198,397	16,022	214,419
2. Adjusted gross DTA allowed per limitation threshold	—	—	268,670	—	—	242,882
Adjusted gross DTA offset by existing DTLs	147,213	—	147,213	140,345	—	140,345

Total admitted DTA realized within 3 years	$326,721	$11,657	$338,378	$338,742	$16,022	$354,764

Description	Changes during 2019

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$(18,889)	$(4,365)	$(23,254)
1. Adjusted gross DTA to be realized	(18,889)	(4,365)	(23,254)
2. Adjusted gross DTA allowed per limitation threshold	—	—	25,788
Adjusted gross DTA offset by existing DTLs	6,868	—	6,868

Total admitted DTA realized within 3 years	$(12,021)	$(4,365)	$(16,386)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2019	2018

Ratio percentage used to determine recovery period and threshold limitation amount	454%	444%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,116,827	$1,898,736

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2019			December 31, 2018			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	67%	100%	68%	47%	100%	49%	20%	—%	19%
Net admitted DTAs	88%	100%	88%	75%	100%	77%	13%	—%	11%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

2019 Statutory Financial Statements	Page 43

($ in Thousands)

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2019	2018

Current federal income tax expense/(benefit)	$(73,310)	$(4,038)
Income tax effect on realized capital gains/(losses)	29,649	1,858

Federal and foreign income taxes incurred	$(43,661)	$(2,180)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2019	2018	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$92,717	$80,113	$12,604
DAC	93,702	81,089	12,613
Dividend to policyholders	—	17,220	(17,220)
Deferred compensation	28,870	23,578	5,292
Nonadmitted assets	14,229	14,065	164
AMT credits	478	1,913	(1,435)
LIHTC credits	70,350	59,854	10,496
NOL Carryforward	14,567	31,069	(16,502)
Coinsurance transaction	4,417	6,144	(1,727)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	12,618	12,618	—
Other — ordinary	3,936	9,757	(5,821)

Subtotal — Gross ordinary DTAs	372,227	373,763	(1,536)
Nonadmitted ordinary DTAs	(45,506)	(35,021)	(10,485)

Admitted ordinary DTAs	326,721	338,742	(12,021)
Capital:
OTTI on Investments	11,657	16,022	(4,365)

Gross capital DTAs	11,657	16,022	(4,365)
Admitted capital DTAs	11,657	16,022	(4,365)

Admitted DTAs	338,378	354,764	(16,386)
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(70,789)	(66,914)	(3,875)
Future Policy Benefits — 8 year spread	(36,219)	(41,932)	5,713
Other	(6,958)	(6,651)	(307)

Ordinary DTLs	(113,966)	(115,497)	1,531
Capital:
Alternative asset investments	(27,688)	(23,593)	(4,095)
Other	(5,559)	(1,255)	(4,304)

Capital DTLs	(33,247)	(24,848)	(8,399)
DTLs	(147,213)	(140,345)	(6,868)

Net deferred tax asset	$191,165	$214,419	$(23,254)

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2019	2018	Change

Total deferred tax assets	$383,884	$389,785	$(5,901)
Total deferred tax liabilities	(147,213)	(140,345)	(6,868)

Net deferred tax asset	$236,671	$249,439	$(12,768)

Tax effect of net unrealized gains/(losses)			4,307
Tax effect of postretirement liability			(1,052)

Change in net deferred income tax			$(9,513)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2019 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before taxes	$(50,378)	$(10,579)	21.00%
Income from affiliates	(60,600)	(12,726)	25.26%
Separate account dividend received deduction	(35,548)	(7,465)	14.82%
LIHTC	—	(10,453)	20.75%
Executive benefits	(18,720)	(3,931)	7.80%
IMR tax adjustment	(7,685)	(1,614)	3.20%
Dividends received deduction	(4,365)	(917)	1.82%
Other	169	36	-0.07%

Total	$(177,127)	$(47,649)	94.58%

Federal income taxes incurred		$(57,162)	113.46%
Change in net deferred income tax		9,513	-18.88%

Total Statutory Taxes		$(47,649)	94.58%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

For the year ended December 31, 2019, had $69,367 of net operating loss carryforwards available from 2015 through 2016 that will begin to expire in 2030. In addition, the Company had LIHTC available of $70,350 as of December 31, 2019 that will expire starting in 2031.

At December 31, 2019, the Company had Alternative Minimum Tax (“AMT”) credit carryforwards from December 31, 2018 as follows:

Description	2019

Current year recoverable	$1,435
Deferred tax asset (DTA)	478
Beginning Balance of AMT Credit Carryforward	1,913
Ending Balance of AMT Credit Carryforward	1,913

Reporting Entity Ending Balance	$1,913

2019 Statutory Financial Statements	Page 45

($ in Thousands)

There was no income tax expense for 2019, 2018 and 2017 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc. *

HTK Insurance Agency, Inc.

Longevity Insurance Company, Inc.

* On January 1, 2019, HTK Inc. converted to an LLC which is disregarded for Federal tax purposes. As such, 2019 will be the last year that HTK Inc. is included in the consolidated return.

Tax years 2016 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2019 and 2018, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2019:
Premium and annuity considerations	$2,146,875	$8,235	$995,811	$1,159,299
Reserves and funds for payment of insurance and annuity benefits	13,775,179	3,389	3,602,285	10,176,283

December 31, 2018:
Premium and annuity considerations	$1,879,105	$8,227	$893,480	$993,852
Reserves and funds for payment of insurance and annuity benefits	13,077,252	3,304	3,323,813	9,756,743

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2019 and 2018, the Company had a related reserve credit of $182,341 and $189,246, respectively, which was secured by investment grade securities with a market value of $257,154 and $230,450, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2019		2018
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(39,278)	$(1,291,692)	$(40,586)	$(1,210,958)
IUL Inforce	PIA	(54,750)	(429,976)	(61,241)	(373,631)
Coinsurance	PIA	(137,447)	(973,754)	(158,340)	(852,852)
YRT — Over retention	PIA	2,923	356	2,703	301

Total		$(228,552)	$(2,695,066)	$(257,464)	$(2,437,140)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and will be amortized into income.

IUL Inforce Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies . The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 12.  RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 2016	September 2036	100,000	8%
JMS	December 2018	December 2038	130,000	8%
JMS	December 2018	December 2038	100,000	8%
PMAM	July 2019	July 2039	100,000	8%

The Company recorded $26,079 and $15,845 in interest income on these notes for the years ended December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, the Company had outstanding principle receivables of $420,000 and $275,000 and interest receivables of $7,791 and $5,291, respectively, relating to these agreements.

2019 Statutory Financial Statements	Page 47

($ in Thousands)

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2019 and 2018 of $177,963 and $189,126, respectively, represents a majority ownership of the funds and are therefore considered to be affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $11,458,148 and $10,773,610 and combined liabilities of $10,567,579 and $10,081,305 as of December 31, 2019 and 2018, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $61,247 and $55,980 and other intangible assets of $6,622 and $219 at December 31, 2019 and 2018, respectively. Outstanding goodwill for an affiliate of $15,516 was fully impaired in 2019.

The Company made the following capital contributions and received the following returns of capital for 2019 and 2018, respectively:

December 31	2019		2018
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$30,000	$—	$30,000	$—
HTK	—	—	—	1,500
Vantis	30,000	—	30,000
ISP	—	—	—	31,424
myWorth	3,600	—	1,300	—

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2019 and 2018, the total expenses incurred by subsidiaries under these agreements were $52,205 and $68,815, respectively. The amount due to the Company was $17,269 and $13,165 at December 31, 2019 and December 31, 2018, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $10,845 and $9,850 for 2019 and 2018, respectively.

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2019 and 2018 was $175 and $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into other leases, primarily for field offices.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2019 future minimum payments under noncancellable leases are as follows:

For the year ending:

2020	$13,018
2021	$11,290
2022	$9,510
2023	$7,414
Thereafter	$13,296

Rent expense was $19,263 and $19,188 as of December 31, 2019 and 2018, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2019, the Company had outstanding commitments totaling $427,924 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2019 and through the financial statement issuance date of February 20, 2020 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

2019 Statutory Financial Statements	Page 49

dl Penn Mutual. Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose-to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Part C

Other Information

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities - December 31, 2019
Statements of Operations – For the Year Ended December 31, 2018
Statements of Changes in Net Assets – For the Years Ended December 31, 2019 and 2018
Notes to Financial Statements – December 31, 2019

Financial Statements of The Penn Mutual Life Insurance Company:

Report of Independent Auditors
Statements of Admitted Assets, Liabilities and Surplus for the Years Ended December 31, 2019 and 2018
Statements of Income and Changes in Surplus for the Years Ended December 31, 2019 and 2018
Statements of Cash Flows for the Years Ended December 31, 2019 and 2018
Notes to Statutory Financial Statements

(b)	Exhibits

	1.	(a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III. Incorporated herein by reference to Exhibit 1(a) to the Registration Statement of Penn Mutual Variable Annuity Account III (the “Registrant”) on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

		(b)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62825), as filed with the U.S. Securities and Exchange Commission on April 27, 1999 (EDGAR Accession No. 0000950116-99-000834).

	2.		Not applicable.

	3.	(a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC, a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

		(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC, a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

		(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC, a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(f)	Schedule A to the Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement - Form A-2 and Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of May 2012). Incorporated herein by reference to Exhibit 3(f) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

4.	(a)(i)	Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 14, 2001 (EDGAR Accession No. 0000950116-01-500817).

	(a)(ii)	Individual Variable and Fixed Annuity Contract with Flexible Purchase Payments. Incorporated herein by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 28, 2010 (EDGAR Accession No. 0001193125-10-218767).

	(b)	Rider — Guaranteed Minimum Death Benefit — Rising Floor (GDBRF-00). Incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(c)	Rider — Guaranteed Minimum Death Benefit — Step Up (GDBSU-98). Incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(d)	Endorsement No. 1534-96 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(e)	Endorsement No. 1542-97 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(e) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(f)	Endorsement No. 1536-98 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(f) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on February 24, 1999 (EDGAR Accession No. 0000950116-99-000291).

	(g)	Rider—Estate Enhancement Rider (EEDB-01). Incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession No. 0000950116-98-000692).

	(h)	Rider – Death Benefit Enhancement – Step Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

	(i)	Rider – Death Benefit Enhancement – Rising Floor. Incorporated herein by reference to Exhibit 4(c) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

	(j)	Rider – Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(j) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001384).

	(k)	Rider – Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(k) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001384).

	(l)	Rider – Guaranteed Lifetime Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(i) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 30, 2007 (EDGAR Accession No. 0000893220-07-001538).

	(m)	Rider – Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit (4)(q) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-4 (File No.333-62811), as filed with the U.S. Securities and Exchange Commission on April 28, 2009 (EDGAR Accession No. 0001104659-09-026746).

	(n)	Rider – Guaranteed Lifetime Withdrawal Benefit. Incorporated herein by reference to Exhibit (4)(r) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-4(File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 28, 2009 (EDGAR Accession No. 0001104659-09-026746).

	(o)	Rider – Guaranteed Minimum Withdrawal Benefit With Inflation Adjustment. Incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 28, 2010 (EDGAR Accession No. 0001193125-10-218767).

5.		Application (Form PM0678) for Individual Variable Annuity Contract. Incorporated herein by reference to Exhibit 5(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 14, 2001 (EDGAR Accession No. 0000950116-01-500817).

6.	(a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Incorporated herein by reference to Exhibit 6(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(b)	By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

7.		None.

8.		Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

9.		Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Incorporated herein by reference to Exhibit 9 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on December 6, 2001 (EDGAR Accession No. 0000950116-01-501231).

10.	(a)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

	(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

11.		Not applicable.

12.		Not applicable.

13.	(a)	Powers of Attorney for Messrs. Santomero and Rock and Ms. Lillie dated February 14, 2012. Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(b)	Power of Attorney of Ms. Pudlin dated April 9, 2013. Incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 19, 2013 (EDGAR Accession No. 0001193125-13-162924).

	(c)	Power of Attorney of Ms. Waring dated April 4, 2014. Incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 18, 2014 (EDGAR Accession No. 0001193125-14-149108).

	(d)	Power of Attorney of Mr. Hunt dated December 21, 2016. Incorporated herein by reference to Exhibit 13(d) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on December 27, 2016 (EDGAR Accession No. 0001193125-16-803623).

(e)	Powers of Attorney of Messrs. William C. Goings and Gerard P. Cuddy and Ms. Carol J. Johnson dated July 24, 2018, April 4, 2019, and July 11, 2018, respectively. Incorporated herein by reference to Exhibit 10(a) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 15, 2019 (EDGAR Accession No. 0001193125-19-106590).

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

Name and Principal Business Address	Position and Offices with Depositor

Eileen C. McDonnell	Chairman and Chief Executive Officer

David O’Malley	President and Chief Operating Officer

Victoria M. Robinson	Senior Vice President, Chief Ethics and Compliance Officer

David M. Raszeja	Senior Vice President, Chief Financial Officer and Treasurer

Gerard P. Cuddy	Trustee of Penn Mutual

William C. Goings	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

Carol J. Johnson	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M Santomero	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Corporation	Principal Business	State of Incorporation

Hornor, Townsend & Kent, LLC	Registered Broker-Dealer and Investment Adviser	Pennsylvania

Vantis Life Insurance Company	Life Insurance	Connecticut

Vantis Life Insurance Company of New York (a NY Corporation)	Life Insurance	New York

ILS Holdings, LLC	Holding Company	Delaware

myWorth, LLC	Content Media and Education	Pennsylvania

*	Independence Square Properties, LLC is 94.48% owned by Penn Mutual and 5.52% owned by The Penn Insurance and Annuity Company.

Vantis Life Insurance Company Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
The Savings Bank Life Insurance Company Agency , LLC	Life Insurance	Connecticut

Penn Insurance and Annuity Company Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Dresher Run I, LLC	Holding Company	Delaware

Independence Square Properties, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Janney Montgomery Scott LLC Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc. Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, LLC	Insurance Agents or Brokers	Pennsylvania

Item 27.	Number of Contract Owners

As of March 31, 2020, there were:

5,171 – owners of qualified individual variable annuity contracts – Penn Freedom

2,857 – owners of nonqualified individual variable annuity contracts – Penn Freedom

Item 28.	Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Penn Mutual Variable Annuity Account III Registration Statement on Form N-4 (File No. 333-177543) and are incorporated herein by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements currently entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, LLC (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, LLC also serves as distributor of variable life policies issued through Penn Mutual Variable Life Account I, a separate account of Penn Mutual.

Hornor, Townsend & Kent, LLC —Managers and Officers*

Timothy N. Donahue	Manager and President and Chief Executive Officer
Thomas H. Harris	Chair and Executive Vice President, Chief Distribution Officer
Greg J. Driscoll	Manager and Senior Vice President, Chief Information Officer
David Raszeja	Manager
Victoria M. Robinson	Manager and Senior Vice President, Chief Ethics and Compliance Officer
Steven Linville	Vice President, Financial Management
Charles J. Ingulli, Jr.	Treasurer and Controller
Franklin L. Best, Jr.	Counsel and Secretary
Christopher G. Jahn	Assistant Vice President, Assurance
Jessica F. Swarr	Assistant Vice President Corporate Tax
Michael W. Williams	Assistant Vice President, Business Development & Agency Integration
Tracy Zimmerer	Managing Director, HTK Operations

*	The principal business address of the managers and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$6,426	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)

to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)

to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and that it has duly caused this Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and the Commonwealth of Pennsylvania, on the 20th day of April, 2020.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 has been signed below by the following persons, in the capacities indicated, on the 20th day of April, 2020.

Signature	Title

/s/ Eileen C. McDonnell Eileen C. McDonnell	Chairman and Chief Executive Officer

/s/ David M. O’Malley David M. O’Malley	President and Chief Operating Officer

*GERARD P. CUDDY

*JAMES S. HUNT

*WILLIAM C. GOINGS

*CAROL J. JOHNSON

*CHARISSE R. LILLIE

*HELEN P. PUDLIN

*ROBERT H. ROCK

*ANTHONY M. SANTOMERO

*SUSAN D. WARING

*By:	/s/Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

Exhibit Index

Exhibit Number	Exhibit:
EX-99.10A	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

EX-99.10B	Consent of Counsel, Morgan, Lewis & Bockius LLP